UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                  May 27, 2005


                           THERMO ELECTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




        Delaware                     1-8002                           04-2209186
(State or Other Jurisdiction     (Commission                       (IRS Employer
    of Incorporation)             File Number)               Identification No.)


                    81 Wyman Street, P.O. Box 9046                   02454-9046
                        Waltham, Massachusetts                        (Zip Code)
                    (Address of Principal Executive Offices)


                                 (781) 622-1000
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.


Indenture
---------

         On May 27, 2005, Thermo Electron Corporation, a Delaware corporation (the "Company"), entered into an indenture (the "Indenture") with JPMorgan Chase Bank, N.A., as trustee, relating to the Company's 5% Senior Notes due 2015 (the "Notes"). The information set forth in Item 2.03 below with respect to the Notes is incorporated herein by reference in its entirety.

         The Indenture contains limited affirmative and negative covenants of the Company. The negative covenants restrict the ability of the Company (and certain designated subsidiaries) to incur debt secured by liens, engage in sale and lease-back transactions and merge or consolidate or sell all or substantially all of its assets.

         Upon the occurrence of an event of default under the Indenture, which includes payment defaults, defaults in the performance of affirmative and negative covenants, bankruptcy and insolvency related defaults and failure to pay certain indebtedness, the obligations of the Company under the Notes may be accelerated, in which case the principal of, premium, if any, and accrued and unpaid interest, if any, on the Notes would be immediately due and payable.

         The foregoing description of certain of the terms of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Registration Rights Agreement
-----------------------------

         In connection with the completion of the issuance and sale of the Notes, the Company also entered into Registration Rights Agreement, dated as of May 27, 2005 (the "Registration Rights Agreement"), with the Initial Purchasers (as defined in Item 2.03 below).

         The Registration Rights Agreement requires the Company to, among other things: (a) file a registration statement with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act") relating to a registered exchange offer for the Notes under the Securities Act within 90 days after the date of issuance of the Notes, (b) cause the exchange offer registration statement to be declared effective under the Securities Act within 180 days after the date of issuance of the Notes, and
(c) cause the exchange offer to be consummated on or before 210 days after the date of issuance of the Notes. The exchange notes would have substantially the same terms as the Notes.

         If the exchange offer is not consummated by December 23, 2005 or, in certain limited circumstances, an initial purchaser of the Notes so requests, the Company has agreed to use its reasonable best efforts to file as soon as reasonably practicable after such date or request, as the case may be, a shelf registration statement with the SEC to cover resales of the Notes.

         If the Company is unable to meet its registration obligations under the Registration Rights Agreement, the Company will be obligated to pay additional interest to each holder of the Notes in an amount equal to 0.25% per year for the first 90-day period (or portion thereof) during which such registration obligations have not been met, which rate will be increased by 0.25% per year at the beginning of the subsequent 90-day period and continue until the Company is able to meet its registration obligations under the Registration Rights Agreement or the Notes become freely tradable under the Securities Act. The maximum aggregate increase in the interest rate will in no event exceed 0.50% per year.

         The foregoing description of certain of the terms of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

5% Senior Notes
---------------

         As previously announced, the Company entered into an agreement on May 24, 2005 to issue and sell $250 million in aggregate principal amount of the Notes. The press release announcing the pricing of the Notes was filed with the SEC on May 25, 2005 as Exhibit 99.1 to the Company's Current Report on Form 8-K. On May 27, 2005, the Company completed the issuance and sale of $250 million aggregate principal amount of the Notes to J.P. Morgan Securities Inc., Barclays Capital Inc., ABN AMRO Incorporated, Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., and Mitsubishi Securities International plc. (each, an "Initial Purchaser" and collectively, the "Initial Purchasers").

         The Notes were issued under the Indenture described in Item 1.01 of this current report, which description is incorporated herein by reference. The Notes accrue interest at 5% per year, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2005. The Notes mature on June 1, 2015 unless redeemed prior to such date. The Company may redeem the Notes in whole or in part, at its option, at any time prior to their maturity, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis at a comparable treasury rate plus 15 basis points, plus accrued interest thereon to the redemption date.

         The Notes are senior unsecured obligations of the Company that rank equally with the Company's other existing and future unsecured and unsubordinated debt.

         The net proceeds of the Notes offering and cash on hand have been used to repay $250 million of the amount outstanding under the Company's 364-Day Credit Agreement, dated May 9, 2005, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and ABN AMRO Bank, N.V., as Documentation Agent (the "Bridge Facility"), which the Company entered into in connection with its acquisition of the Kendro Laboratory Products division of SPX Corporation.

         The foregoing description of the terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, including the Form of Note attached as Exhibit A to the Indenture, filed with this current report as Exhibit 99.1.

Money Market Note
-----------------

         In addition, on May 27, 2005 the Company executed a Fixed Rate Promissory Note (Multiple Loans) (the "Money Market Loan Program") in favor of JPMorgan Chase Bank, N.A. (the "Bank"), which provides the Company with an uncommitted line of credit of up to $250 million in aggregate principal amount through a series of short-term money market loans funded on an ongoing basis in the secondary market. Such money market loans will have maturity periods ranging from overnight to 364 days and will bear varying rates of interest based on the maturity date and market rates at the time of issuance. Each loan may be prepaid in whole or in part, provided that accrued and unpaid interest is paid on the date of such prepayment, together with any compensation as will be sufficient in the reasonable opinion of the Bank to compensate it for any loss, cost or expense that the Bank determines is attributable to such early repayment.

         The obligations of the Company under any such money market loans may be accelerated upon the occurrence of an event of default under the Money Market Loan Program, which includes customary events of default including, without limitation, payment defaults, defaults in the performance of material covenants, bankruptcy and insolvency related defaults, uninsured judgments, the failure to pay certain indebtedness and unwaived defaults under the Company's existing Five Year Credit Agreement, dated as of December 17, 2004, by and among the Company and Barclays Bank PLC, as Administrative Agent, ABN AMRO Bank N.V., as Syndication Agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Documentation Agents, and the several banks and other financial institutions from time to time party thereto.

         On May 27, 2005, the Company borrowed $250 million under the Money Market Loan Program through three short-term money market loans with terms ranging from a week to three months at an average interest rate of 3.31%. The Company expects to continuously refinance the money market loans as they come due with new short-term money market loans under the Money Market Loan Program. The aggregate amount borrowed under the Money Market Loan Program has been used to repay an additional $250 million of the amount outstanding under the Bridge Facility.

Item 9.01.    Financial Statements and Exhibits.


         (c) Exhibits.

         No.    Description

        99.1 Indenture, dated as of May 27, 2005, between the Company and JPMorgan Chase Bank, N.A.

        99.2 Registration Rights Agreement, dated as of May 27, 2005, among the Company and J.P. Morgan Securities Inc., Barclays Capital Inc., ABN AMRO Incorporated, Banc of America Securities LLC, K eyBanc Capital Markets, a Division of McDonald Investments Inc., and Mitsubishi Securities International plc.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THERMO ELECTRON CORPORATION


Date:  June 3, 2005                     By:    /s/ Kenneth J. Apicerno
                                              ---------------------------------
                                              Kenneth J. Apicerno
                                              Treasurer

                                                                    Exhibit 99.1

                                                                 EXECUTION COPY

================================================================================






                          THERMO ELECTRON CORPORATION,

                                    as Issuer



                                       and



                           JPMORGAN CHASE BANK, N.A.,

                                   as Trustee


                            5% Senior Notes due 2015




                         ------------------------------

                                    INDENTURE

                            Dated as of May 27, 2005

                         ------------------------------







================================================================================

                              CROSS-REFERENCE TABLE

                 Certain Sections of this Indenture relating to
                      Sections 310 through 318, inclusive,
                       of the Trust Indenture Act of 1939:

Trust Indenture Act                                                                                    Indenture
Section                                                                                                 Section

310(a)(1)                     ...................................................................        7.9; 7.10
   (a)(2)                     ...................................................................        7.10
   (a)(3)                     ...................................................................        N.A.
   (a)(4)                     ...................................................................        N.A.
   (b)                        ...................................................................        7.8; 7.10
   (c)                        ...................................................................        N.A.
311(a)                        ...................................................................        7.11
   (b)                        ...................................................................        7.11
   (c)                        ...................................................................        N.A.
312(a)                        ...................................................................        2.5
   (b)                        ...................................................................        10.3
   (c)                        ...................................................................        10.3
313(a)                        ...................................................................        7.6
   (b)(1)                     ...................................................................        N.A.
   (b)(2)                     ...................................................................        7.6
   (c)                        ...................................................................        7.6
   (d)                        ...................................................................        7.6
314(a)                        ...................................................................        4.7
                              ...................................................................        4.4; 10.2
   (b)                        ...................................................................        N.A.
   (c)(1)                     ...................................................................        10.4
   (c)(2)                     ...................................................................        10.4
   (c)(3)                     ...................................................................        N.A.
   (d)                        ...................................................................        N.A.
   (e)                        ...................................................................        10.5
   (f)                        ...................................................................        4.4
315(a)                        ...................................................................        7.1
   (b)                        ...................................................................        7.5
   (c)                        ...................................................................        7.1
   (d)                        ...................................................................        7.1
   (e)                        ...................................................................        6.11
316(a)(last sentence)         ...................................................................        10.6
   (a)(1)(A)                  ...................................................................        6.5
   (a)(1)(B)                  ...................................................................        6.4
   (a)(2)                     ...................................................................        N.A.
   (b)                        ...................................................................        6.7
317(a)(1)                     ...................................................................        6.8
   (a)(2)                     ...................................................................        6.9
   (b)                        ...................................................................        2.4
318(a)                        ...................................................................        10.1
                              N.A. means Not Applicable.
--------------
Note:    This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.




                                TABLE OF CONTENTS

                                                                                                                Page


ARTICLE I Definitions and Incorporation by Reference..............................................................1

           SECTION 1.1.   Definitions.............................................................................1
           SECTION 1.2.   Other Definitions.......................................................................5
           SECTION 1.3.   Incorporation by Reference of Trust Indenture Act.......................................6
           SECTION 1.4.   Rules of Construction...................................................................7

ARTICLE II The Notes..............................................................................................7

           SECTION 2.1.   Form and Dating.........................................................................7
           SECTION 2.2.   Execution and Authentication...........................................................12
           SECTION 2.3.   Registrar and Paying Agent.............................................................13
           SECTION 2.4.   Paying Agent To Hold Money in Trust....................................................13
           SECTION 2.5.   Noteholder Lists.......................................................................14
           SECTION 2.6.   Transfer and Exchange..................................................................14
           SECTION 2.7.   Form of Certificates to be Delivered in Connection with Transfers
                                Pursuant to Regulation S and Rule 144A...........................................18
           SECTION 2.8.   Business Days..........................................................................18
           SECTION 2.9.   Replacement Notes......................................................................18
           SECTION 2.10.   Outstanding Notes.....................................................................19
           SECTION 2.11.   Temporary Notes.......................................................................19
           SECTION 2.12.   Cancellation..........................................................................19
           SECTION 2.13.   Defaulted Interest....................................................................20
           SECTION 2.14.   CUSIP Numbers, etc....................................................................20
           SECTION 2.15.   Issuance of Additional Notes..........................................................20
           SECTION 2.16.   One Class of Notes....................................................................21

ARTICLE III Redemption...........................................................................................21

           SECTION 3.1.   Notices to Trustee.....................................................................21
           SECTION 3.2.   Selection of Notes to be Redeemed......................................................21
           SECTION 3.3.   Notice of Redemption...................................................................21
           SECTION 3.4.   Effect of Notice of Redemption.........................................................22
           SECTION 3.5.   Deposit of Redemption Price............................................................22
           SECTION 3.6.   Notes Redeemed in Part.................................................................23

ARTICLE IV Covenants.............................................................................................23

           SECTION 4.1.   Payment of Notes.......................................................................23
           SECTION 4.2.   Limitations on Liens...................................................................23
           SECTION 4.3.   Limitation on Sale and Lease-Back Transactions.........................................25
           SECTION 4.4.   Compliance Certificate.................................................................25
           SECTION 4.5.   Maintenance of Office or Agency........................................................26
           SECTION 4.6.   Existence..............................................................................26

                                      -i-

           SECTION 4.7.   SEC Reports............................................................................26

ARTICLE V Consolidation, Merger and Sale of Assets...............................................................26

           SECTION 5.1.   Company May Merge or Transfer Assets Only on Certain Terms.............................26
           SECTION 5.2.   Successor Corporation Substituted......................................................27
           SECTION 5.3.   Other Additional Amounts...............................................................27

ARTICLE VI Defaults and Remedies.................................................................................28

           SECTION 6.1.   Events of Default......................................................................28
           SECTION 6.2.   Acceleration...........................................................................30
           SECTION 6.3.   Other Remedies.........................................................................30
           SECTION 6.4.   Waiver of Past Defaults................................................................30
           SECTION 6.5.   Control by Majority....................................................................31
           SECTION 6.6.   Limitation on Suits....................................................................31
           SECTION 6.7.   Rights of Holders To Receive Payment...................................................31
           SECTION 6.8.   Collection Suit by Trustee.............................................................32
           SECTION 6.9.   Trustee May File Proofs of Claim.......................................................32
           SECTION 6.10.   Priorities............................................................................32
           SECTION 6.11.   Undertaking for Costs.................................................................32
           SECTION 6.12.   Waiver of Stay or Extension Laws......................................................33

ARTICLE VII Trustee..............................................................................................33

           SECTION 7.1.   Duties of Trustee......................................................................33
           SECTION 7.2.   Rights of Trustee......................................................................34
           SECTION 7.3.   Individual Rights of Trustee...........................................................35
           SECTION 7.4.   Trustee's Disclaimer...................................................................35
           SECTION 7.5.   Notice of Defaults.....................................................................36
           SECTION 7.6.   Reports by Trustee to Holders..........................................................36
           SECTION 7.7.   Compensation and Indemnity.............................................................36
           SECTION 7.8.   Replacement of Trustee.................................................................37
           SECTION 7.9.   Successor Trustee by Merger............................................................38
           SECTION 7.10.   Eligibility; Disqualification.........................................................38
           SECTION 7.11.   Preferential Collection of Claims Against the Company.................................38

ARTICLE VIII Discharge of Indenture; Defeasance..................................................................39

           SECTION 8.1.   Discharge of Liability on Notes; Defeasance............................................39
           SECTION 8.2.   Conditions to Defeasance...............................................................39
           SECTION 8.3.   Application of Trust Money.............................................................40
           SECTION 8.4.   Repayment to the Company...............................................................41
           SECTION 8.5.   Indemnity for Government Obligations...................................................41
           SECTION 8.6.   Reinstatement..........................................................................41
                                      -ii-

ARTICLE IX Amendments............................................................................................41

           SECTION 9.1.   Without Consent of Holders.............................................................41
           SECTION 9.2.   With Consent of Holders................................................................42
           SECTION 9.3.   Compliance with Trust Indenture Act....................................................43
           SECTION 9.4.   Effect of Consents and Waivers.........................................................43
           SECTION 9.5.   Notation on or Exchange of Notes.......................................................44
           SECTION 9.6.   Trustee To Sign Amendments.............................................................44

ARTICLE X Miscellaneous..........................................................................................44

           SECTION 10.1.   Trust Indenture Act Controls..........................................................44
           SECTION 10.2.   Notices44
           SECTION 10.3.   Communication by Holders with other Holders...........................................45
           SECTION 10.4.   Certificate and Opinion as to Conditions Precedent....................................45
           SECTION 10.5.   Statements Required in Certificate or Opinion.........................................45
           SECTION 10.6.   When Notes Disregarded................................................................46
           SECTION 10.7.   Rules by Trustee, Paying Agent and Registrar..........................................46
           SECTION 10.8.   Governing Law.........................................................................46
           SECTION 10.9.   No Recourse Against Others............................................................46
           SECTION 10.10.   Successors...........................................................................46
           SECTION 10.11.   Multiple Originals...................................................................46
           SECTION 10.12.   Appointments of Agents...............................................................47
           SECTION 10.13.   No Security Interest Created.........................................................47
           SECTION 10.14.   Qualification of Indenture...........................................................47
           SECTION 10.15.   Table of Contents; Headings..........................................................47


Exhibit A - Form of Initial Note
Exhibit B - Form of Exchange Note
Exhibit C - Form of Certificate (transfers pursuant to Regulation S) Exhibit D - Form of Certificate (transfers pursuant to Rule 144A)
Exhibit E - Form of Incumbency Certificate

     INDENTURE, dated as of May 27, 2005, between THERMO ELECTRON CORPORATION, a Delaware corporation (the "Company"), and JPMorgan Chase Bank N.A., a national banking association, as Trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of Holders of the Company's 5% Senior Notes due 2015 (the "Initial Notes") and, if and when issued in exchange for Initial Notes as provided in the Registration Rights Agreement, the Company's 5% Senior Notes due 2015 (the "Exchange Notes" and, together with the Initial Notes and any Additional Notes, the "Notes"):

                                   ARTICLE I

                   Definitions and Incorporation by Reference

     SECTION 1.1. .Definitions.

     "Additional Interest" shall have the meaning assigned to such term in the Registration Rights Agreement.

     "Additional Notes" means 5% Senior Notes due 2015 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Sections 2.6, 2.9, 2.11, 3.6 and 9.5 of this Indenture, and other than Exchange Notes issued pursuant to an exchange offer for the other Notes outstanding under this Indenture).

     "Attributable Debt" means, when used in connection with a sale and leaseback transaction, at any date as of which the amount thereof is to be determined, the lesser of (i) the fair value of the property subject to the transaction (as determined in good faith by the officers of the Company) or (ii) the present value of rent for the remaining term of the lease. For purposes of this definition, rent shall be discounted to present value at the actual percentage rate inherent in such lease as determined in good faith by the Officers of the Company, compounded semi-annually. Rent shall be the lesser of
(1) rent for the remaining  term of the lease  assuming it is not terminated and
(2) rent from the date of determination until the first possible termination date plus the termination payment then due, if any. The remaining term of a lease includes any period for which the lease has been extended. Rent shall not include (a) amounts for maintenance, repairs, insurance, taxes, assessments and similar charges or (b) contingent rent, such as that based on sales. Rent may be reduced by rent that any sublessee must pay from and after the date of determination for all or part of the same property.

     "Board of Directors" or "Board" means, with respect to any Person, the Board of Directors of such Person or any committee thereof duly authorized to act on behalf of such Board of Directors.

     "Business Day" means a day which is not, in New York City or any other place of payment, a Saturday, Sunday or other day on which banking institutions or trust companies are authorized or required by law, resolution or executive order to close.

     "Capital Stock" means, with respect to any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, partnership interests and limited liability company membership interests, but excluding any debt securities convertible into such equity.

     "Code" means the U.S. Internal Revenue Code of 1986, as amended.

     "Company" means the Person named as the "Company" in the preamble to this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, the "Company" shall mean such successor corporation.

     "Consolidated Net Assets" means the consolidated total assets of the Company and its Subsidiaries as reflected in the Company's most recent balance sheet prepared in accordance with GAAP, less (i) current liabilities (excluding current maturities of long-term debt and obligations under capital leases) and
(ii) trademarks, patents, minority interests of others. Consolidated Net Assets includes goodwill of the Company and its Subsidiaries.

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered; which office at the date of the execution of this Indenture is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Worldwide Securities Servicer or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

     "Debt" means, with respect to any Person, notes, bonds, debentures, or other evidences of indebtedness for money borrowed, lease obligations of a lessee which are capitalized in accordance with GAAP, Debt of others secured by a lien on any Principal Property of such Person, Attributable Debt, and guarantees of any of the foregoing by such Person, in each case which appear on the consolidated balance sheet of such Person as a liability in accordance with GAAP.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Designated Subsidiary" means any Subsidiary of the Company, other than an International Subsidiary, which is wholly owned by the Company, either directly or indirectly through or with one or more wholly owned Subsidiaries of the Company, on the date as of which a determination is being made, whether or not such Subsidiary was owned as of the date of the Indenture or was created or acquired after the date of the Indenture. A Subsidiary is "wholly owned" by a Person or Persons if such Person or Persons own(s) all of the capital stock of such Subsidiary, other than directors' qualifying shares or similar securities.

     "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "GAAP" means generally accepted accounting principles in the United States as in effect on the date of this Indenture.

     "guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a correlative meaning.

     "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Registrar's books.

     "Incur" means issue, assume or guarantee.

     "Indenture" means this Indenture, as amended or supplemented from time to time.

     "Initial Purchasers" means Barclays Capital Inc., J.P. Morgan Securities Inc. and the other Initial Purchasers named in the Purchase Agreement.

     "International Subsidiary" means any Subsidiary of the Company the principal business of which is conducted, or the principal assets of which are located, outside of the United States or that is organized outside of the United States.

     "Issue Date" means May 27, 2005.

     "Lien" means any mortgage, lien, security interest, pledge, charge or other encumbrance; provided that in no event shall an operating lease or any Uniform Commercial Code financing statement filed in respect thereof be deemed to constitute a Lien.

     "Officer" means the Chairman of the Board, the Chief Executive Officer, the Controller, the Chief Operating Officer, any Vice President, the Treasurer, the Assistant Treasurer, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel, the Secretary or the Assistant Secretary of the Company, as applicable.

     "Officers' Certificate" means a certificate signed by any two Officers of the Company. One of the officers giving an Officers' Certificate pursuant to
Section 4.4 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion from Wilmer Cutler Pickering Hale and Dorr LLP or any other legal counsel to the Company. The counsel may be an employee of the Company. Opinions of Counsel required to be delivered under this Indenture may have qualifications customary for opinions of the type
required  and  counsel   delivering   such

Opinions of Counsel may rely on  certificates  of the Company or governmental or
other  officials  customary  for  opinions  of  the  type  required,   including
certificates certifying as to matters of fact.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

     "Principal Property" means any land, land improvement, building and associated equipment or property owned or leased pursuant to a capital lease and located within the United States of America and having a book value in excess of 3% of Consolidated Net Assets as of the date of such determination, but not including any such property financed through the issuance of tax exempt governmental obligations, or any such property that has been determined by resolution of the Board of Directors of the Company not to be of material importance to the respective businesses conducted by the Company and its Designated Subsidiaries taken as a whole.

     "Purchase Agreement" means the Purchase Agreement dated May 24, 2005 between the Company and the Initial Purchasers.

     "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of May 27, 2005, between the Company and the Initial Purchasers.

     "Restricted Period" means the 40 consecutive days beginning on and including the later of (A) the day on which the Initial Notes first are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (B) the Issue Date or, in the case of Additional Notes, if any, the date on which such Additional Notes are originally issued in the form of Initial Notes.

     "Restrictive Notes Legend" means the Restrictive Legend set forth in clause
(A) of  Section  2.1(c) or the  Regulation  S Legend  set forth in clause (B) of
Section 2.1(c), as applicable.

     "SEC" means the U.S. Securities and Exchange Commission, or any successor agency.

     "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "Securities Custodian" means the custodian with respect to a Global Note (as appointed by DTC), or any successor person thereto and shall initially be the Trustee.

     "Significant Subsidiary" means any Subsidiary of the Company that, as of the date of determination, is a "significant subsidiary" as defined in Regulation S-X promulgated by the SEC.

     "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the Company unless such contingency has occurred).

     "Subsidiary" means any corporation or other Person of which at least a majority of all outstanding stock or equivalent interests having ordinary voting power in the election of directors or members of any equivalent management body of such corporation or other Person is at the time, directly or indirectly, owned by the Company or by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries.

     "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendments, the U.S. Trust Indenture Act of 1939, as so amended.

     "Trustee" means the party named as such in the preamble to this Indenture until a successor replaces it in accordance with the applicable provisions of this Indenture and, thereafter, means such successor.

     "Trust Officer" means,  when used with respect to the Trustee,  any officer
within  the   Corporate   Trust   Department  of  the  Trustee  who  has  direct
responsibility for the administration of this Indenture.

     "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

     "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the Company's option.

     SECTION 1.2. ....Other Definitions.

                                                                                                      Defined in
                 Term                                                                                   Section

        "Affiliate".........................................................................             10.6
        "Agent Members".....................................................................              2.1(d)
        "Applicable Procedures".............................................................              2.6(a)

                                                                               6

        "Authenticating Agent"..............................................................              2.2
        "Bankruptcy Law"....................................................................              6.1
        "Company Order".....................................................................              2.2
        "covenant defeasance option"........................................................              8.1(b)
        "Custodian".........................................................................              6.1
        "Definitive Notes"..................................................................              2.1(e)
        "Event of Default"..................................................................              6.1
        "Exchange Global Note"..............................................................              2.1(a)
        "Exchange Notes"....................................................................           Preamble
        "Global Notes"......................................................................              2.1(a)
        "Initial Notes".....................................................................           Preamble
        "legal defeasance option"...........................................................              8.1(b)
        "Notes".............................................................................           Preamble
        "Notice of Default".................................................................              6.1
        "Paying Agent"......................................................................              2.3
        "QIBs"..............................................................................              2.1(a)
        "Registrar".........................................................................              2.3
        "Regulation S"......................................................................              2.1(a)
        "Regulation S Certificate"..........................................................              2.6(a)
        "Regulation S Global Note"..........................................................              2.1(a)
        "Regulation S Legend"...............................................................              2.1(c)
        "Regulation S Note".................................................................              2.1(a)
        "Resale Restriction Termination Date"...............................................              2.1(c)
        "Restrictive Legend"................................................................              2.1(c)
        "Rule 144A".........................................................................              2.1(a)
        "Rule 144A Certificate".............................................................              2.6(b)
        "Rule 144A Global Note".............................................................              2.1(a)
        "Rule 144A Note"....................................................................              2.1(a)
        "Successor".........................................................................              5.1

     SECTION 1.3.  ....Incorporation  by Reference of Trust  Indenture Act. This
Indenture is subject to the mandatory provisions of the Trust Indenture Act which are incorporated by reference in and made a part of this Indenture. The following terms in the Trust Indenture Act have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Notes.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.


     All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     SECTION 1.4. Rules of Construction. For purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "including" means including without limitation;

          (4) words in the singular include the plural and words in the plural include the singular;

          (5) all references to (a) Initial Notes shall refer also to any Additional Notes issued in the form of Initial Notes and (b) Exchange Notes shall refer also to any Additional Notes issued in the form of Exchange Notes, in each case, pursuant to Section 2.15;

          (6) all references to the date the Notes were originally issued shall refer to the Issue Date or the date any Additional Notes were originally issued, as the case may be; and

          (7) all references herein to particular Sections or Articles shall refer to this Indenture unless otherwise so indicated.

                                   ARTICLE II

                                    The Notes

     SECTION 2.1. Form and Dating. (a) The Initial Notes are being offered and sold by the Company to the Initial Purchasers pursuant to the Purchase Agreement. The Initial Notes shall be resold initially by the Initial Purchasers only to (A) qualified institutional buyers (as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance on Rule 144A ("QIBs") and (B) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act ("Regulation S")) in reliance on Regulation S. The Initial Notes may thereafter be transferred to, among others, QIBs and purchasers in reliance on Regulation S of the Securities Act in accordance with the procedure described herein.

     Initial Notes offered and sold to qualified institutional buyers in the United States of America in reliance on Rule 144A (each, a "Rule 144A Note" and collectively, the "Rule

144A Notes") shall be issued on the Issue Date in the form of a permanent global Note, without interest coupons, substantially in the form of Exhibit A, which is incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the "Rule 144A Global Note"), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

     Initial Notes offered and sold outside the United States of America (each, a "Regulation S Note" and collectively, the "Regulation S Notes") in reliance on Regulation S shall be issued on the Issue Date in the form of a permanent global Note, without interest coupons, substantially in the form set forth in Exhibit A, which is incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the "Regulation S Global Note") deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Regulation S Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

     Exchange Notes exchanged for interests in a Rule 144A Note and a Regulation S Note shall be issued in the form of a permanent global Note substantially in the form of Exhibit B hereto, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 2.1(c) (the "Exchange Global Note"). The Exchange Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

     The Rule 144A Global Note, the Regulation S Global Note and the Exchange Global Note are sometimes collectively herein referred to as the "Global Notes."

     The principal of and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that at the option of the Company, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) upon request of any Holder of at least $1,000,000 principal amount of Notes, wire transfer to an account located in the United States maintained by the payee. Payments in respect of Notes represented by a Global Note (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by DTC.

     (b) Denominations. The Notes shall be issuable only in fully registered form, without coupons, and only in denominations of $5,000 and any integral multiple of $1,000 in excess thereof.

     (c) Restrictive Legends. Unless and until (i) an Initial Note is sold under an effective registration statement or (ii) an Initial Note is exchanged for an Exchange Note in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

     (A) the Rule 144A Global Note shall bear the following legend (the "Restrictive Legend") on the face thereof:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

          THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT

          OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (F) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

     (B) the Regulation S Global Note shall bear the following legend (the "Regulation S Legend") on the face thereof:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (1) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (2) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE SECURITY AND THE DATE OF ORIGINAL ISSUANCE OF THE SECURITY (THE "RESTRICTED PERIOD"), EXCEPT IN ACCORDANCE WITH REGULATION S OR RULE 144A UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     (C) The Global Notes, whether or not an Initial Note, shall bear the following legend on the face thereof:

          "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF
          TRANSFER,   EXCHANGE  OR  PAYMENT,   AND  ANY  CERTIFICATE  ISSUED  IS
          REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

     (d) Book-Entry Provisions. (i) This Section 2.1(d) shall apply only to Global Notes deposited with the Trustee, as custodian for DTC.

     (ii) Each Global Note initially shall (x) be registered in the name of DTC for such Global Note or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(c).

     (iii) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Note, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

     (iv) In connection with any transfer of a portion of the beneficial interest in a Global Note pursuant to Section 2.1(e) into Definitive Notes, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Notes of like tenor and amount.

     (v) In connection with the transfer of an entire Global Note to beneficial owners pursuant to subsection (e) of this Section 2.1, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.

     (vi) The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

     (e) Definitive Notes. (i) Owners of beneficial interests in Global Notes shall not be entitled to receive certificated Notes ("Definitive Notes"), unless
(a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (b) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Note shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

     (ii) Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 2.1(d)(iv) or 2.1(d)(v) shall, except as otherwise provided by Section 2.6(g), bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 2.1(c).

     SECTION 2.2. Execution and Authentication. An Officer of the Company shall sign the Notes for the Company by manual or facsimile signature and may be imprinted or otherwise reproduced.

     If an Officer  whose  signature is on a Note no longer holds that office at
the  time  the  Trustee   authenticates  the  Note,  the  Note  shall  be  valid
nevertheless.

     A Note shall not be valid until an authorized signatory of the Trustee manually authenticates the Note. The signature of the Trustee on a Note shall be conclusive evidence that such Note has been duly and validly authenticated and issued under this Indenture.

     At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Initial Notes for original issue on the Issue Date in an aggregate principal amount of $250 million, (2) any Additional Notes for original issue from time to time after the Issue Date in such principal amounts as set forth in Section 2.15 and (3) any Exchange Notes for issue only in exchange for a like principal amount of Initial Notes, in each case upon a written order of the Company signed by two Officers of the Company (a "Company Order"). Such Company Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Initial Notes or Exchange Notes. The aggregate principal amount of Initial Notes which may be authenticated and delivered under this Indenture shall initially be limited to $250,000,000. Additionally, the Company may from time to time, without notice to or consent of the Holders, issue such additional principal amounts of Additional Notes as may be issued and authenticated pursuant to clause (2) of this paragraph, and Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes of the same class pursuant to Section 2.6, Section 2.9, Section 2.10, Section 3.6,
Section 9.5.

     The Trustee may appoint an agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

     In case the Company, pursuant to Article V, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto (if not otherwise a party to the Indenture) with the Trustee pursuant to Article V, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other
Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Notes as specified in such order for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person (if other than the Company) pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person (if other than the Company), at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time outstanding for Notes authenticated and delivered in such new name.

     SECTION 2.3.Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Notes may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more additional paying agents. The term "Paying Agent" includes any such additional paying agent. The Company may change the Registrar or appoint one or more co-Registrars without notice.

     In the event the Company shall retain any Person not a party to this Indenture as an agent hereunder, the Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company shall be responsible for the fees and compensations of all agents appointed or approved by it. Either the Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent.

     The Company initially appoints the Trustee as Registrar and Paying Agent for the Notes.

     SECTION 2.4. Paying Agent To Hold Money in Trust. By no later than 10:00 a.m. (New York City time) on the date on which any principal or interest (including any Additional Interest) on any Note is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest (including any Additional Interest) when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest (including any Additional Interest) on the Notes and shall notify the Trustee in writing of any default by the Company in making any such payment. If either of the Company or any of its Subsidiaries acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Notes.

     SECTION 2.5. Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

     SECTION 2.6. Transfer and Exchange.

     Notwithstanding any other provision of this Indenture or the Notes (other than Section 2.1(e) hereof), transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 2.6 shall be made only in accordance with this Section 2.6.

     (a) Rule 144A Global Note to Regulation S Global Note. If the owner of a beneficial interest in the Rule 144A Global Note wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this Section 2.6(a), and subject to the Applicable Procedures (as defined below). Upon receipt by the Trustee, as Registrar, of (A) an order given by DTC or its authorized representative directing that a beneficial interest in the Regulation S Global
Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Rule 144A Global Note in an equal principal amount be debited from another specified Agent Member's account and
(B) a Regulation S Certificate (a "Regulation S Certificate"), the form of which is set forth in Exhibit C hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Rule 144A Global Note and increase the principal amount of the Regulation S Global Note by such specified principal amount as provided in this Section 2.6. "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of DTC, Euroclear System and Clearstream Banking, Societe Anonyme or their successors or assigns, in each case, to the extent applicable to such transaction and as in effect from time to time.

     (b) Regulation S Global Note to Rule 144A Global Note. If the owner of a beneficial interest in the Regulation S Global Note wishes at any time to transfer such interest to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such transfer may be effected only in accordance with this Section 2.6(b) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) an order given by DTC or its authorized representative directing that a beneficial interest in the Rule 144A Global Note in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Note in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during (but only during) the Restricted Period, a Rule 144A Certificate (a "Rule 144A Certificate"), the form of which is set forth in Exhibit D hereto, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Note or his attorney duly authorized in writing, then the Trustee, as Registrar, shall reduce the principal amount of the Regulation S Global Note and increase the principal amount of the Rule 144A Global Note by such specified principal amount as provided in this
Section 2.6.

     (c) Rule 144A Non-Global Note to Rule 144A Global Note or Regulation S Global Note. If the holder of a Rule 144A Note (other than a Global Note) wishes at any time to transfer all or any portion of such Note to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note or the Regulation S Global Note, such transfer may be effected only in accordance with the provisions of this Section 2.6(c) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) such Note as provided in Section 2.3 and instructions satisfactory to the Trustee directing that a beneficial interest in the Rule 144A Global Note or Regulation S Global Note in a specified principal amount not greater than the principal amount of such Note be credited to a specified Agent Member's account and (B) a Rule 144A Certificate, if the specified account is to be credited with a beneficial interest in the Rule 144A Global Note, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Note, in either case, satisfactory to the Trustee and duly executed by such holder or his attorney duly authorized in writing, then the Trustee, as Registrar, shall cancel such Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 2.3 and increase the principal amount of the Rule 144A Global Note or the Regulation S Global Note, as the case may be, by the specified principal amount as provided in this
Section 2.6.

     (d) Regulation S Non-Global Note to Rule 144A Global Note or Regulation S Global Note. If the holder of a Regulation S Note (other than a Global Note) wishes at any time to transfer all or any portion of such Note to a person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note or the Regulation S Global Note, such transfer may be effected only in accordance with this Section 2.6(d) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Registrar, of (A) such Note as provided in Section 2.3 and instructions satisfactory to the Trustee directing that a beneficial interest in the Rule 144A Global Note or Regulation S Global
Note in a specified principal amount not greater than the principal amount of such Note be credited to a specified Agent Member's account and (B) if the transfer is to occur during (but only during) the Restricted Period and the specified account is to be credited with a beneficial interest in the Rule 144A Global Note, a Rule 144A Certificate satisfactory to the Trustee and duly executed by such holder or his attorney duly authorized in writing, then the Trustee, as Registrar, shall cancel such Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 2.3 and increase the principal amount of the Rule 144A Global Note or the Regulation S Global Note, as the case may be, by the specified principal amount as provided in this
Section 2.6.

     (e) Non-Global Note to Non-Global Note. A Note that is not a Global Note may be transferred, in whole or in part, to a person who takes delivery in the form of another Note that is not a Global Note in accordance with Section 2.3; provided, that if the Note to be transferred in whole or in part is (I) a Rule 144A Note or (II) a Regulation S Note and the transfer is to occur during (but only during) the Restricted Period, then, in each case, the Trustee, as Registrar, shall have received (A) a Rule 144A Certificate, satisfactory to the Trustee and duly executed by the transferor holder or his attorney duly authorized in writing, in which case the transferee holder shall take delivery in the form of a Rule 144A Note, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor holder or his attorney duly authorized in writing, in which case the transferee holder shall take delivery in the form of a Regulation S Note (subject in each case to Section 2.6(g)).

     (f) Exchange between Global Note and Non-Global Note. A beneficial interest in a Global Note may be exchanged for a Note that is not a Global Note as provided in Section 2.1(e); provided, that if such interest is a beneficial interest in (I) the Rule 144A Global Note or (II) the Regulation S Global Note and such exchange is to occur during the Restricted Period, then, in each case, such interest shall be exchanged for a Rule 144A Note (subject in each case to Section 2.6(g)). A Note that is not a Global Note may be exchanged for a beneficial interest in a Global Note only if (A) such exchange occurs in connection with a transfer effected in accordance with Section 2.6(c) or 2.6(d) herein or (B) such Note is a Regulation S Note and such exchange occurs after the Restricted Period.

     (g) Restrictive Notes Legend. Upon the registration of transfer, exchange or replacement of Notes not bearing a Restrictive Notes Legend, the Registrar shall deliver Notes that do not bear a Restrictive Notes Legend. Upon the registration of transfer, exchange or replacement of Notes bearing a Restrictive Notes Legend, the Registrar shall deliver only Notes that bear a Restrictive Notes Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (h) The Company shall deliver to the Trustee an Officers' Certificate setting forth the Resale Restriction Termination Date and the Restricted Period.

     The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this Section 2.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     (i) Obligations with Respect to Transfers and Exchanges of Notes.

          (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Article II, execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's or co-registrar's request.

          (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 3.6 or 9.5).

          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Note for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.

          (iv) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) Any Definitive Note delivered in exchange for an interest in a Global Note pursuant to Section 2.1(d) shall, except as otherwise provided by Section 2.6(g), bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 2.1(c).

          (vi) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall be the valid and legally binding obligation of the Company, shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.

          (vii) All certificates, certifications and opinions of counsel required to be submitted to the Registrar or any co-registrar pursuant to this Section 2.6 to effect any transfer or exchange may be submitted by facsimile transmission, with the original to follow by first class mail or hand delivery.

     (j) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in, DTC or other Person in respect of any aspect of the records, or for maintaining, supervising or reviewing any records, relating to beneficial ownership interests of a Global Note, with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Notes (or other security or property) under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Notes shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee and the Company may conclusively rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

     (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     (k) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by DTC to a nominee of DTC, by a nominee of DTC to DTC or to another nominee of DTC, or by DTC or any such nominee to a successor depositary or to a nominee of such successor depositary.

     Neither the Trustee nor any agent thereof shall have any responsibility for any actions taken or not taken by DTC or any successor depositary.

     (l) Accrual of Interest on the Exchange Note; Exchange of Exchange Notes.


          (i) Interest on any Exchange Note shall accrue from the dates provided in Exhibit B.

          (ii) Subject to Section 2.1(e), upon the occurrence of the Registered Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2, the Trustee shall authenticate one or more Exchange Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Initial Notes or Additional Notes tendered for acceptance by Persons that certify in the applicable letters of transmittal that (w) any Exchange Note received by them are acquired in the ordinary course of their businesses, (x) they will deliver a prospectus in connection with any resale of the Exchange Notes if they are broker-dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144 under the Securities Act) of the Company, and accepted for exchange in the exchange offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Initial Notes in the form of Global Notes and/or Additional Notes in the form of Global Notes to be reduced accordingly.

     SECTION 2.7. Form of Certificates to be Delivered in Connection with Transfers Pursuant to Regulation S and Rule 144A.

     Attached hereto as Exhibit C and Exhibit D are forms of certificates to be delivered in connection with transfers pursuant to Regulation S and Rule 144A, respectively.

     SECTION 2.8. Business Days. If a payment date is on a date that is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue on such payment for the intervening period. If a regular record date is on a day that is not a Business Day, the record date shall not be affected.

     SECTION 2.9. Replacement Notes. If a mutilated Note is surrendered to the Registrar or if the Holder of a Note shall provide the Company and the Trustee with evidence to their satisfaction that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. In addition, such Holder shall furnish an indemnity or surety bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent and the Registrar from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Note, including reasonable fees and expenses of counsel. Every replacement Note is an additional obligation of the Company.

     SECTION 2.10. Outstanding Notes. Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled, those delivered for cancellation and those described in this Section 2.10 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

     If a Note is replaced pursuant to Section 2.9, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a protected purchaser.

     If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

     SECTION 2.11. Temporary Notes. Until Definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver Definitive Notes. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more Definitive Notes representing an equal principal amount of Notes. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a Holder of Definitive Notes.

     SECTION 2.12. Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee for cancellation any Notes surrendered to them for registration of transfer or exchange or payment. The Trustee and no one else shall cancel (subject to the record retention requirements of the Exchange Act) all Notes surrendered for registration of transfer or exchange, payment or cancellation and, upon the request of the Company, deliver a certificate of such cancellation to the Company. The Company may not issue new Notes to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation, which shall not prohibit the Company from issuing any Additional Notes, or any Exchange Notes in exchange for Initial Notes. All cancelled Notes held by the Trustee may be disposed of by the Trustee in accordance with its then customary practices and procedures, unless the Company directs otherwise in writing. The Trustee shall provide to the Company a list of all Notes that have been cancelled from time to time as requested in writing by the Company.

     SECTION 2.13. Defaulted Interest. If the Company defaults in a payment of interest on the Notes, the Company shall pay defaulted interest plus interest on such defaulted interest to the extent lawful at the rate specified therefor in the Notes in any lawful manner. The Company may pay the defaulted interest to the Persons who are Noteholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest and shall promptly mail or cause to be mailed to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such defaulted interest as provided in this Section 2.13.

     SECTION 2.14. CUSIP Numbers, etc. The Company in issuing the Notes may use "CUSIP" or "ISIN" numbers and/or other similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and/or "ISIN" numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP numbers and/or other similar numbers.

     SECTION 2.15. Issuance of Additional Notes. The Company shall be entitled to issue, from time to time, Additional Notes under this Indenture which shall have identical terms as the Initial Notes issued on the Issue Date or the Exchange Notes exchanged therefor (in each case, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto), as the case may be.

     With respect to any Additional Notes, the Company shall set forth in a resolution of the Board of Directors and an Officers' Certificate, a copy of each shall be delivered to the Trustee, the following information:

     (i) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture;

     (ii) the issue price, the issue date and the "CUSIP" and "ISIN" number of any such Additional Notes and the amount of interest payable on the first payment date applicable thereto;

     (iii) whether such Additional Notes shall be transfer restricted securities and issued in the form of Initial Notes as set forth in Exhibit A to this Indenture or shall be issued in the form of Exchange Notes as set forth in Exhibit B to this Indenture; and

     (iv) if applicable, the Resale Restriction Termination Date and the Restricted Period for such Additional Notes.

     SECTION 2.16. One Class of Notes. The Initial Notes, any Additional Notes and the Exchange Notes shall vote and consent together on all matters as one class; and none of the Initial Notes, any Additional Notes and the Exchange Notes shall have the right to vote or consent as a separate class on any matter. The Initial Notes, any Additional Notes and the Exchange Notes shall together be deemed to constitute a single class or series for all purposes under this Indenture.

                                  ARTICLE III

                                   Redemption

     SECTION 3.1. Notices to Trustee. If the Company elects to redeem Notes pursuant to Section 5 of the Notes, it shall notify the Trustee in writing of the redemption date and the principal amount of Notes to be redeemed.

     The  Company  shall give each notice to the  Trustee  provided  for in this
Section 3.1 at least 60 days (45 days in the case of redemption of all the Notes) before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption shall comply with the conditions herein. The record date relating to such redemption shall be selected by the Company and set forth in the related notice given to the Trustee, which record date shall be not less than 15 days prior to the date selected for redemption by the Company.

     SECTION 3.2. Selection of Notes to be Redeemed. If fewer than all the Notes then outstanding are to be redeemed, the Trustee shall select the Notes to be redeemed by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers, in its discretion, to be fair and appropriate in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Notes not previously called for redemption. The Trustee may select for redemption portions of the principal of Notes that have denominations larger than $5,000. Notes and portions thereof that the Trustee selects shall be in amounts of $5,000 or integral multiples of $1,000 in excess thereof. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall promptly notify the Company of the Notes or portions of Notes to be redeemed.

     SECTION 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Notes, notice of redemption shall be mailed by first-class mail to each Holder of Notes to be redeemed at its registered address.

     The notice shall identify the Notes to be redeemed and shall state:

          (1) the redemption date;

          (2) the redemption price (or the method of calculating such price) as set forth in Section 5 of the Form of Note in Exhibit A or B, as the case may be, and the amount of accrued interest to be paid, if any;

          (3) the name and address of the Paying Agent;

          (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued and unpaid interest, if any;

          (5) if fewer than all the outstanding Notes are to be redeemed, the Bond No. (if certificated) and principal amounts of the particular Notes to be redeemed;

          (6) that, unless the Company defaults in making such redemption payment, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

          (7) the CUSIP number, or any similar number, if any, printed on the Notes being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, or any similar number, if any, listed in such notice or printed on the Notes.

     At the Company's written request (which may be rescinded or revoked at any time prior to the time at which the Trustee shall have given such notice to the Holders), the Trustee shall give the notice of redemption in the name of the Company and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.3. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Notes.

     SECTION 3.4. Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.3, Notes called for redemption shall become due and payable on the redemption date and at the redemption price as stated in the notice. Upon surrender to the Paying Agent on or after the redemption date, such Notes shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to the redemption date; provided, that the Company shall have deposited the redemption price with the Paying Agent or the Trustee on or before 10:00 a.m. (New York City time) on the date of redemption; provided further that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued and unpaid interest shall instead be payable to the Noteholder of the redeemed Notes registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     SECTION 3.5. Deposit of Redemption Price. By no later than 10:00 a.m. (New York City time) on the date of redemption, the Company shall deposit with the Paying Agent (or, if the Company or any of its Subsidiaries is the Paying Agent, shall segregate and hold in trust) an amount of money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption which are owned by the Company or a Subsidiary and have been delivered by the Company or such Subsidiary to the Trustee for cancellation. All money, if any, earned on funds held by the Paying Agent shall be remitted to the Company. In addition, the Paying Agent shall promptly return to the Company any money deposited with the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest, if any, on, all Notes to be redeemed.

     Unless the Company defaults in the payment of such redemption price, interest on the Notes or portions of Notes to be redeemed shall cease to accrue on and after the applicable redemption date, whether or not such Notes are presented for payment.

     SECTION 3.6.Notes Redeemed in Part. Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder thereof (at the Company's expense) a new Note, equal in a principal amount to the unredeemed portion of the Note surrendered; provided that each new Note shall be in a principal amount of $5,000 or an integral multiple of $1,000 in excess thereof.

                                   ARTICLE IV

                                    Covenants

     SECTION 4.1. Payment of Notes. The Company covenants and agrees that it shall promptly pay the principal of and interest (including Additional Interest) on the Notes on the dates and in the manner provided in the Notes and in this Indenture. Principal and interest (including Additional Interest) shall be considered paid on the date due if, on or before 11:00 a.m. (New York City time) on such date, the Trustee or the Paying Agent (or, if the Company or any of its Subsidiaries is the Paying Agent, the segregated account or separate trust fund maintained by the Company or such Subsidiary pursuant to Section 2.4) holds in accordance with this Indenture money sufficient to pay all principal and interest (including Additional Interest) then due. If any Additional Interest is due, the Company shall deliver an Officers' Certificate to the Trustee setting forth the Additional Interest per $1,000 aggregate principal amount of Notes.

     The Company shall pay interest on overdue principal at the rate of interest specified in the Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful as provided in Section 2.13.

     Notwithstanding anything to the contrary contained in this Indenture, the Company or the Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America or other domestic or foreign taxing authorities from principal or interest payments hereunder.

     SECTION 4.2. Limitations on Liens. Except as otherwise provided herein or pursuant hereto, the Company shall not, and shall not permit any Designated Subsidiary to, incur any Debt secured by a Lien on any shares of stock, indebtedness or other obligations of a Subsidiary or on any Principal Property of the Company or a Designated Subsidiary (such stock, indebtedness or other obligations and Principal Property being collectively referred to as "Property"), unless the Company secures or causes such Designated Subsidiary to secure the Notes (together with, if the Company shall so determine, any other Debt of the Company or such Designated Subsidiary then existing or thereafter created ranking equally with the Notes, including guarantees of indebtedness of others) equally and ratably with (or prior to) such Debt, for so long as such Debt shall be so secured; provided that such restrictions shall not apply in the case of Debt secured by:

          (i) Liens on Property existing as of the date hereof;

          (ii) Liens on Property existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase price thereof or to secure any Debt incurred prior to, at the time of or within 180 days after the acquisition of such Property for the purpose of financing all or any part of the purchase price thereof;

          (iii) Liens securing Debt owning by the Company to a Designated Subsidiary or by a Designated Subsidiary to the Company or any other Designated Subsidiary;

          (iv) Liens on Property of any entity, or on the stock, indebtedness or other obligation of such entity, existing at the time (a) such entity becomes a Designated Subsidiary, (b) such entity is merged into or consolidated with the Company or a Subsidiary or (c) the Company or a Designated Subsidiary acquires all or substantially all of the stock or assets of such entity, provided that no such Lien extends to any other Property owned by the Company or such Designated Subsidiary prior thereto;

          (v) Liens on Property to secure any Debt incurred to provide funds for all or any part of the cost of development of or improvements to such Property, which Debt is incurred prior to, at the time of or within 180 days after the completion of such development or improvements;

          (vi) any Lien on Property to secure Debt or other indebtedness incurred in connection with any financing undertaken in accordance with
     Section 103 of the Internal Revenue Code of 1986, as amended, or any replacement law;

          (vii) Liens securing obligations in respect of capital leases on assets subject to such leases, provided, that (a) any such Lien attaches to such property within twelve months after the acquisition thereof and (b) such Lien attaches solely to the property so acquired;

          (viii) Liens on Property of a corporation or other Person existing at the time such corporation or other Person is merged or consolidated with the Company or a Designated Subsidiary or at the time of a sale, lease or other disposition of the Property of a corporation or other Person as an entirety or substantially as an entirety to the Company or a Designated Subsidiary; provided, that such Lien as a result of such merger, consolidation, sale, lease or other disposition is not extended to Property owned by the Company or such Designated Subsidiary immediately prior thereto;

                                                                              25
          (ix) Liens created, incurred or assumed in connection with an industrial revenue bond, pollution control bond or similar financing arrangement between the Company or any Designated Subsidiary and any federal, state or municipal government or other governmental body or quasi-governmental agency; and

          (x) any renewal, extension or replacement (in whole or in part) of any Lien permitted pursuant to exceptions (i) through (ix) above or of any Debt secured thereby, provided that such extension, renewal or replacement Lien shall be limited to all or any part of the same Property that secured the Lien extended, renewed or replaced (plus improvements on such Property).

     Notwithstanding the foregoing restrictions, the Company may, and may permit any Designated Subsidiary to, incur Debt secured by Liens on Property which are not otherwise excepted without equally and ratably securing the Notes, provided that the sum of all such Debt outstanding (including the amount then being incurred) does not exceed 10% of Consolidated Net Assets immediately prior to the time such Debt is incurred.

     SECTION 4.3. Limitation on Sale and Lease-Back Transactions

     Except as otherwise provided herein or pursuant hereto, the Company shall not, and shall not permit any Designated Subsidiary to, enter into any arrangement (except for temporary leases for a term of not more than three years, or except for sale or transfer and leaseback transactions involving the acquisition or improvement of Principal Properties) with any bank, insurance company or other lender or investor, or to which any such lender or investor is party, providing for the leasing to the Company or any Designated Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or any Designated Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property unless either (i) the Company or any Designated Subsidiary could create Debt secured by a Lien under the provisions related to restrictions on Liens on the property to be leased without equally and ratably securing the Notes, or (ii) the Company and the Designated Subsidiaries within the 12 months preceding such sale or transfer or the 12 months following such sale or transfer, regardless of whether such sale or transfer may have been made by the Company or by a Designated Subsidiary, have applied or apply an aggregate amount equal to the greater of (a) the net proceeds of the sale of the property leased pursuant to such arrangement and (b) the fair value of the property so leased at the time of entering into such arrangement: (1) to the voluntary retirement of Debt of the Company or of a Designated Subsidiary which debt matures by its terms more than one year after the date on which it was originally incurred; or (2) to the acquisition, development or improvement of a Principal Property or Principal Properties.

     SECTION 4.4. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate signed by its principal executive officer, the principal financial officer or the principal accounting officer stating that a review of the activities of the Company during such fiscal year has been made under the supervision of such officer and whether or not such officer knows of any Default or Event of Default that occurred during such period. If he or she does, the certificate shall describe the Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

     SECTION 4.5. Maintenance of Office or Agency. The Company shall maintain the office or agency required under Section 2.3. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2.

     SECTION 4.6. Existence. Except as otherwise permitted by Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation or other Person.

     SECTION 4.7. SEC Reports. The Company shall comply with all the applicable provisions of Section 314(a) of the Trust Indenture Act. Delivery of such information, documents or reports to the Trustee pursuant to such provisions is for informational purposes only, and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on the Officers' Certificate).

                                   ARTICLE V

                    Consolidation, Merger and Sale of Assets

  SECTION 5.1.Company May Merge or Transfer Assets Only on Certain Terms. The Company shall not consolidate with or sell or transfer all or substantially all of its assets to, or merge with or into, in one transaction or a series of related transactions, any other Person, unless:

          (i) the Company shall be the continuing entity, or the resulting, surviving or transferee Person (the "Successor") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia or, subject to the conditions set forth in Section 5.3, a jurisdiction outside the United States (a "Foreign Entity") and the Successor (if not the Company) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Notes and this Indenture;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture, if any, complies with this Indenture (except that such

     Opinion of Counsel need not opine as to clause (ii) above as to which the Trustee is entitled to rely exclusively on the Officers' Certificate).

     SECTION 5.2. Successor Corporation Substituted. The Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture, with the same effect as if the Successor had been an original party to this Indenture, and the Company shall be released from all its liabilities and obligations under this Indenture and the Notes.

     SECTION 5.3. Other Additional Amounts. If the Company or any Successor to the Company under this Indenture shall be a Foreign Entity, the Company or its Successor shall pay and shall provide notice to the Trustee of the payment of, such additional amounts ("Other Additional Amounts") as may be necessary in order that every net payment on each Note, after withholding for or on account of any tax, assessment or other governmental charge ("Taxes") imposed upon or as a result of such payment by the jurisdiction outside the United States in which such Foreign Entity is organized and existing (or any political subdivision or taxing authority thereof or therein (such jurisdiction, a "Foreign Jurisdiction")), shall not be less than the amount provided for in such Note to be then due and payable; provided, however, that no such Other Additional Amounts shall be payable on account of:

          (a) any Tax which would not have been so imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the Foreign Jurisdiction giving rise to payments of the Other Additional Amounts, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the Foreign Jurisdiction or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having had a permanent establishment therein;

          (b) any Tax which would not have been so imposed but for the presentation by the Holder of such Note or any payment appertaining thereto for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property or similar Tax;

          (d)  any  Tax  which  is  payable   otherwise  than  by  deduction  or
     withholding from payments of principal of, premium, if any, or interest on such Note;

          (e) any Tax imposed on a Holder that is a partnership or a fiduciary, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of Other Additional Amounts had the beneficial owner, member, beneficiary or settlor directly received its beneficial or distributive share of payments on such Note; or

          (f) any combination of items (a), (b), (c), (d) and (e).

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Note, such mention shall be deemed to include mention of the payment of Other Additional Amounts provided by the terms of this Indenture or by the terms of such Notes to the extent that, in such context, Other Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Other Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Other Additional Amounts in those provisions hereof where such express mention is not made.

                                   ARTICLE VI

                              Defaults and Remedies

     SECTION 6.1. Events of Default. An "Event of Default" occurs with respect to the Notes if:


          (1) the Company defaults in the payment of any installment of interest (including Additional Interest) on any Note for 30 days after becoming due;

          (2) the Company defaults in the payment of the principal on or premium, if any, on any Note when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon declaration or otherwise;

          (3) the Company defaults in the performance of, or breaches, any of its covenants and agreements in the Indenture with respect to the Notes (other than those referred to in (1) or (2) above) and such default or breach continues for a period of 90 days after the Notice of Default specified below;

          (4) (A) failure by the Company or any Significant Subsidiary to pay indebtedness for money borrowed by the Company or such Significant Subsidiary, as the case may be, in an aggregate principal amount of at least $50,000,000, at the later of final maturity or the expiration of any applicable grace period or (B) acceleration of the maturity of indebtedness for money borrowed by the Company or any Significant Subsidiary, as the case may be, in an aggregate principal amount of at least $50,000,000, if that acceleration results from a default under the instrument giving rise to or securing such indebtedness for money borrowed unless, in each case, such Debt or acceleration is discharged or annulled within 30 days after written notice to the Company by the trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Notes;

          (5) the Company or any Significant Subsidiary, pursuant to or within the meaning of the Bankruptcy Law:

          (A) commences as debtor a voluntary case or proceeding;

          (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property;

          (D) makes a general assignment for the benefit of its creditors;

          (E) files a petition in bankruptcy as debtor or answer or consent seeking reorganization or relief;

          (F) consents to the filing of such petition or the appointment of or taking possession by a Custodian;

          (G) takes any comparable action under any foreign laws relating to insolvency; or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any of its Significant Subsidiaries as debtor in an involuntary case, or adjudicates the Company or any of its Significant Subsidiaries insolvent or bankrupt;

               (B) appoints a Custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

               (C) orders the winding-up or liquidation of the Company or any of its Significant Subsidiaries (or any similar relief is granted under any foreign laws)

     and the order or decree remains unstayed and in effect for 60 days.

     The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

     The term "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state or foreign law for the relief of debtors. The term "Custodian" means any custodian, receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

     If any failure, default or acceleration referred to in clause (4) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon cured.

     A Default  with  respect to Notes under  clauses (3) or (4) of this Section
6.1 is not an Event of Default until the Trustee (by written notice to the Company) or the Holders of at least 25% in aggregate principal amount of the outstanding Notes (by written notice to the Company and the Trustee) gives notice of the Default and the Company does not cure such Default within the time specified in said clause (3) or (4) after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

     The Company shall deliver to the Trustee, within 30 days after knowledge of the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default under clause (3), (4) or (5) of this Section 6.1, its status and what action the Company is taking or proposes to take with respect thereto.

     SECTION 6.2. Acceleration. If an Event of Default with respect to the Notes (other than an Event of Default specified in Section 6.1(5) or 6.1(6) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Notes by notice to the Company and the Trustee, may, and the Trustee at the written request of such Holders, subject to Section 6.5, shall, declare the principal of and accrued but unpaid interest on all the Notes to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately. If an Event of Default specified in
Section 6.1(5) or 6.1(6) with respect to the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate principal amount of the outstanding Notes by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of such acceleration and the Trustee has been paid any amounts due to it for reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7 hereof. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

     SECTION 6.3. ....Other Remedies. If an Event of Default with respect to the
Notes occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are, to the extent permitted by law, cumulative.

     SECTION 6.4. Waiver of Past Defaults. Subject to the payment of any amount due to the Trustee under Section 6.2, the Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may, on behalf o the Holders of the Notes, waive any past or existing Default or Event of Default and its consequences except (i) an uncured Default or Event of Default in the payment of the principal of or interest on a Note or (ii) an uncured Default or Event of Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Noteholder affected. When a Default or Event of Default is waived, it is deemed cured, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

     SECTION 6.5. Control by Majority. Upon provision of security or indemnity satisfactory to the Trustee, the Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Notes or of exercising any trust or power conferred on the Trustee. However, the Trustee, which may conclusively rely on opinions of counsel, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines is unduly prejudicial to the rights of other Noteholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

     SECTION 6.6. Limitation on Suits. A Holder of Notes may not pursue any remedy with respect to this Indenture or the Notes unless:

               (i) An Event of Default shall have occurred and be continuing and the Holder gives to the Trustee prior written notice stating that an Event of Default is continuing;

               (ii) the Holders of at least 25% in aggregate principal amount of the Notes then outstanding make a written request to the Trustee to pursue the remedy;

               (iii) such Holder or Holders offer to the Trustee indemnity satisfactory to it against any costs, liabilities or expenses in compliance with such request;

               (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

               (v) the Holders of a majority in aggregate principal amount of the Notes then outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

     A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder (it being understood that the Trustee shall not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Noteholders).

     SECTION 6.7. Rights of Holders To Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Notes held by such Holder, on or after the respective due dates expressed in the

Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in Section 6.1(1) or 6.1(2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

     SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company or the property of the Company under any Bankruptcy Law, and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions. Any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7 in accordance with Section 6.10.

     SECTION 6.10. Priorities. Any money or other property collected by the Trustee pursuant to Article VI hereof, or any money or other property otherwise distributable in respect of the Company's obligations under this Indenture, shall be applied in the following order:

               FIRST: to the Trustee (including any predecessor Trustee) for amounts due under Section 7.7;

               SECOND: to Noteholders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

               THIRD: to the Company.

     The Trustee may, upon prior written notice to the Company, fix a record date and payment date for any payment to Noteholders pursuant to this Section
6.10. At least 15 days before such record date, the Company shall mail to each Noteholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

     SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Notes.

     SECTION 6.12. Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                     Trustee

     SECTION 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

     (b) Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates and Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such Officers' Certificates and Opinions of Counsel which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this  subsection  does not limit the effect of  Section  7.1(b) or
     Section 7.1(f);

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to Section 7.1(a), 7.1(b), 7.1(c) and 7.1(f).

     (e) The Trustee shall not be liable for interest on any money or other property received by it or for holding moneys or other property uninvested, in either case, except as otherwise agreed between the Company and the Trustee. Money and other property held in trust by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other money or property except to the extent required by law.

     (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the Trust Indenture Act, where applicable.

     SECTION 7.2. Rights of Trustee. (a) The Trustee may conclusively rely on, and shall be protected in acting or refraining from acting in reliance on, any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly through attorneys and agents, respectively, and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder.

     (d) The Trustee shall not be liable for any action it takes, suffers to exist or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, bad faith or negligence.

     (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (1) a Trust Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office by the Company or any other obligor on the Notes or by any Holder of the Notes. Any such notice shall reference this Indenture and the Notes.

     (h) The rights, privileges, protections, immunities and benefits given to the Trustee pursuant to this Indenture, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities as Registrar and Paying Agent, as the case may be, hereunder.

     (i) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further reasonable inquiry or reasonable investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice and at reasonable times, to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

     (j) The Trustee may request that the Company deliver a certificate, substantially in the form of Exhibit E hereto, setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture.

     (k) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

     SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

     SECTION 7.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

     SECTION 7.5. Notice of Defaults. If a Default or an Event of Default occurs with respect to the Notes and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after it is known to a Trust Officer or written notice of it is received by a Trust Officer of the Trustee. Except in the case of a Default in payment of principal of or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is not opposed to the interests of Noteholders.

     SECTION 7.6.Reports by Trustee to Holders. As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Noteholder a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section
313(b) of the Trust Indenture Act. The Trustee shall promptly deliver to the Company a copy of any report it delivers to Holders pursuant to this Section 7.6.

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the SEC and each stock exchange (if any) on which the Notes are listed. The Company agrees to notify promptly the Trustee in writing whenever the Notes become listed on any stock exchange and of any delisting thereof.

     SECTION 7.7. Compensation and Indemnity. The Company covenants and agrees to pay to the Trustee (and any predecessor Trustee) from time to time such reasonable compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses (including attorneys' fees and expenses), disbursements and advances incurred or made by it in accordance with the provisions of this Indenture, including costs of collection, in addition to such compensation for its services, except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business. The Company shall indemnify each of the Trustee, its officers, directors, employees and any predecessor Trustees against any and all loss, damage, claim, liability or expense (including reasonable attorneys' fees and expenses) (other than taxes applicable to the Trustee's compensation hereunder) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee so to notify the Company shall not relieve the Company of its obligations hereunder, except to the extent that the Company has been prejudiced by such failure. The Company shall defend the claim and the Trustee shall cooperate, to the extent reasonable, in the defense of any such claim, and, if (in the opinion of counsel to the Trustee) the facts and/or issues surrounding the claim are reasonably likely to create a conflict with the Company, the Company shall pay the reasonable fees and expenses of separate counsel to the Trustee. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

     To secure the Company's payment obligations in this Section 7.7, the Trustee (including any predecessor trustee) shall have a lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and premium, if any, and interest on particular Notes.

     The Company's payment obligations pursuant to this Section 7.7 shall survive the satisfaction, discharge and termination of this Indenture, the resignation or removal of the Trustee and any discharge of this Indenture including any discharge under any Bankruptcy Law. In addition to and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services after the occurrence of a Default specified in Section 6.1(5) or 6.1(6) with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Law.

     SECTION 7.8. Replacement of Trustee. The Trustee may resign at any time upon 30 days' written notice to the Company. The Holders of a majority in principal amount of the Notes then outstanding, may remove the Trustee upon 30 days' written notice to the Trustee and may appoint a successor Trustee, which successor Trustee shall be reasonably acceptable to the Company. The Company shall remove the Trustee if:

          (i) the Trustee fails to comply with Section 7.10;

          (ii) the Trustee is adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Trustee or its property; or

          (iv) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Notes and the Company does not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Holders of a majority in principal amount of the Notes shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Company shall pay all amounts due and owing to the Trustee under Section 7.7 of the Indenture. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders affected by such resignation or removal. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

     If a successor Trustee does not take office with respect to the Notes within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

     SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; provided that such corporation shall be otherwise qualified and eligible under this Article VII and Section 310(a) of the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of the parties hereto.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have executed.

     SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

     Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

     SECTION 7.11. Preferential Collection of Claims Against the Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated.

                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance

     SECTION 8.1. Discharge of Liability on Notes; Defeasance. With respect to the Notes, (a) when (i) the Company delivers to the Trustee all outstanding Notes that have not already been delivered to the Trustee for cancellation or
(ii) all outstanding Notes have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article III hereof or the Notes shall become due and payable at their Stated Maturity within one year, or the Notes are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in each case of this clause (ii), the Company irrevocably deposits or causes to be deposited with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Notes, including interest thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate from the Company and an Opinion of Counsel from the Company that all conditions precedent provided herein for relating to satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company.

     (b) Subject to Sections 8.1(c) and 8.2, the Company at any time may terminate (i) all of its obligations under the Notes and this Indenture ("legal defeasance option") or (ii) its obligations under Section 4.2 and Section 4.3 and the operation of Sections 6.1(3) and 6.1(4) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

     If the Company exercises its legal defeasance option with respect to the Notes, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Sections 6.1(3) (only with respect to the covenants terminated pursuant to Section 8.1(b)(ii) above) or 6.1(4).

     Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

     (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.9, 4.1, 4.5, 7.7, 7.8, 8.4, 8.5 and 8.6 shall survive until the Notes have been paid in full. Thereafter, the Company's and the Trustee's obligations in Sections 7.7, 8.4 and 8.5 shall survive.

     SECTION 8.2. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option with respect to the Notes only if:

          (i) the Company irrevocably deposits or causes to be deposited in trust with the Trustee money or U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all outstanding
     Notes (except Notes replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;

          (ii) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all outstanding Notes (except Notes replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;

          (iii) 91 days pass after the deposit is made and during the 91-day period no Default with respect to the Company as debtor specified in
     Section 6.1(5) or 6.1(6) occurs which is continuing at the end of the period;

          (iv) the deposit does not constitute a default under any other material agreement binding on the Company;

          (v) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Noteholders shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

          (vi) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Noteholders shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

          (vii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes as contemplated by this Article VIII have been complied with.

     Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date in accordance with
Article III.

     SECTION 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article
VIII. It shall apply the deposited money and the money from U.S. Government Obligations either directly or through the Paying Agent as the Trustee may determine and in accordance with this Indenture to the payment of principal of and interest on the Notes.

     SECTION 8.4. Repayment to the Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date of payment of such principal and interest, and, thereafter, Noteholders entitled to the money must look to the Company for payment as general creditors.

     Any unclaimed funds held by the Trustee pursuant to this Section 8.4 shall be held uninvested and without any liability for interest.

     SECTION 8.5. Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations other than any such tax, fee or other charge which by law is for the account of the Holders of the defeased Notes; provided that the Trustee shall be entitled to charge any such tax, fee or other charge to such Holder's account.

     SECTION 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that (a) if the Company has made any payment of interest on or principal of any Notes following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee or Paying Agent shall return all such money and U.S. Government Obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continues to be in effect.

                                   ARTICLE IX

                                   Amendments

     SECTION 9.1. Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Notes without notice to or consent of any
Noteholder:

          (i) to cure any ambiguity, omission, defect or inconsistency;

          (ii) to comply with Article V;

          (iii) to add any additional Events of Default;

          (iv) to add to the covenants of the Company for the benefit of the Holders of all the Notes or to surrender any right or power herein conferred upon the Company;

          (v) to add one or more guarantees for the benefit of holders of the Notes;

          (vi) to secure the Notes pursuant to the terms of this Indenture;

          (vii) to add or appoint a successor or separate Trustee or other agent;

          (viii) to provide for the issuance of the Exchange Notes, which shall have terms substantially identical in all material respects to the Initial Notes (except that the transfer restrictions contained in the Initial Notes shall be modified or eliminated, as appropriate, and there shall be no registration rights), and which shall be treated, together with any outstanding Initial Notes, as a single issue of securities;

          (ix) to provide for the issuance of any Additional Notes;

          (x) to comply with any requirements in connection with qualifying this Indenture under the Trust Indenture Act;

          (xi) to comply with the rules of any applicable securities depository;

          (xii) to provide for uncertificated Notes in addition to or in place of certificated Notes; provided, however, that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Notes are as described in Section 163(f)(2)(B) of the Code; and

          (xiii) to change any other provision if the change does not adversely affect the interests of any Noteholder in any material respect.

     After an amendment under this Section 9.1 becomes effective, the Company shall mail to Noteholders a notice briefly describing such amendment. The failure to give such notice to all Noteholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.1.

     SECTION 9.2. With Consent of Holders. The Company and the Trustee may amend this Indenture or the Notes without notice to any Noteholder but with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange for Notes). However, without the consent of each Noteholder affected, an amendment may not:

          (i) change the Stated Maturity of the principal of, or installment of interest on, any Note;

          (ii) reduce the principal amount of, or the rate of interest on, any Notes;

          (iii) reduce any premium payable on the redemption of any Note or change the date on which any Note must be redeemed;

          (iv) change the coin or currency in which the principal of or interest on any Note is payable;

          (v) impair the right of any Holder to institute suit for the enforcement of any payment on or after the Stated Maturity of any Note;

          (vi) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required in order to take certain actions;

          (vii) modify any of the provisions of this Indenture regarding the waiver of past defaults and the waiver of certain covenants by Holders except to increase any percentage vote required or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note affected thereby; or

          (viii) modify any of the above provisions of this Section 9.2.

     It shall not be necessary for the consent of the Holders under this Section
9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment under this Section 9.2 becomes effective, the Company shall mail to Noteholders a notice briefly describing such amendment. The failure to give such notice to all Noteholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.2.

     SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

     SECTION 9.4. Effect of Consents and Waivers. A consent to an amendment, supplement or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent or waiver is not made on the Note. After an amendment or waiver becomes effective with respect to the Notes, it shall bind every Noteholder.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Noteholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to take any such action, whether or not such Persons continue to be Holders after such record date.

     SECTION 9.5. Notation on or Exchange of Notes. If an amendment changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee. The Company shall provide in writing to the Trustee an appropriate notation to be placed on the Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment.

     SECTION 9.6.Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall receive indemnity reasonably satisfactory to it and be entitled to receive, and (subject to Section 7.1) shall be fully protected in conclusively relying upon, in addition to the documents required by Section 10.4, an Officers' Certificate of the Company and an Opinion of Counsel stating that such amendment complies with the provisions of this Article IX and that such supplemental indenture constitutes the legal valid and binding obligation of the Company in accordance with its terms subject to customary exceptions.

     Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental Indenture shall form a part of this Indenture for all purposes; and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE X

                                  Miscellaneous

     SECTION 10.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision included or which is required to be included in this Indenture by the Trust Indenture Act, the duty or provision required by the Trust Indenture Act shall control.

     SECTION 10.2. Notices. Any notice or communication shall be in writing (including facsimile) and delivered in person or mailed by first-class mail addressed as follows:

                      if to the Company:

                      Thermo Electron Corporation
                      81 Wyman Street
                      Waltham, Massachusetts 02451
                      Facsimile Number:  (781) 622-1236
                      Attention: Treasurer
                      if to the Trustee:

                      JPMorgan Chase Bank, N.A.
                      4 New York Plaza, 15th Floor
                      New York, New York 10004
                      Facsimile Number:  (212) 623-6274
                      Attention: Worldwide Securities Services

     Any notices between the Company and the Trustee may be by facsimile or certified first class mail, receipt confirmed and the original to follow by guaranteed overnight courier. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be mailed to the Noteholder at the Noteholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 10.3. Communication by Holders with other Holders. Noteholders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of
Section 312(c) of the Trust Indenture Act.

     SECTION 10.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

          (i) an Officers' Certificate of the Company in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (ii) an Opinion of Counsel of the Company in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Notwithstanding the foregoing, no such Opinion of Counsel shall be given with respect to the authentication and delivery of any Initial Notes.

     SECTION  10.5.   Statements   Required  in  Certificate  or  Opinion.   The
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (i) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

     SECTION 10.6. When Notes Disregarded. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (an "Affiliate") shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in conclusively relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination.

     SECTION 10.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Noteholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

     SECTION 10.8. Governing Law. This Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 10.9.No Recourse Against Others. A director, officer, employee or stockholder of the Company, shall not have any liability for any obligations of the Company under the Notes, this Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

     SECTION 10.10. Successors. All agreements of the Company in this Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 10.11. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     SECTION 10.12. Appointments of Agents. The Company initially appoints the Trustee as Paying Agent and Registrar and custodian with respect to any Global Notes (as defined in the Appendix hereto).

     SECTION 10.13. Qualification of Indenture. The Company shall qualify this Indenture under the Trust Indenture Act in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including reasonable attorneys' fees for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Notes and printing this Indenture and the Notes. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the Trust Indenture Act.

     SECTION 10.14. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                        THERMO ELECTRON CORPORATION


                                        By      /s/ Kenneth J. Apicerno
                                                -------------------------------
                                        Name:   Kenneth J. Apicerno
                                        Title:  Treasurer


                                        JPMORGAN CHASE BANK, N.A.
                                         as Trustee


                                        By      /s/ Albert P. Mari, JR.
                                                --------------------------------
                                        Name:   Albert P. Mari, JR.
                                        Title:  Vice President

                                                                       EXHIBIT A

                         [FORM OF FACE OF INITIAL NOTE]

                           THERMO ELECTRON CORPORATION


                            5% SENIOR NOTES DUE 2015

No. [R-1][S-1]                  Principal Amount $______________
                                    (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto)

                                                CUSIP NO. [883556AM4][U88356AG2]

                                           ISIN NO. [US883556AM43][USU88356AG26]

     THERMO ELECTRON CORPORATION, a Delaware corporation, for value received, promises to pay to _____________, or registered assigns, the principal sum of ____________ Dollars (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto) on June 1, 2015.

     Interest Payment Dates: June 1 and December 1 of each year, commencing on [December 1, 2005] [first interest payment date relating to any Additional Notes].

     Record Dates: May 15 and November 15 of each year.

     Additional provisions of this Note are set forth on the other side of this Note.

     IN WITNESS WHEREOF, THERMO ELECTRON CORPORATION has caused this Note to be duly executed.

Dated:________ ___, 2005

                                      THERMO ELECTRON CORPORATION


                                      By
                                                --------------------------------
                                      Name:
                                      Title:



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.,
  as Trustee


By_____________________________
   Authorized Officer

                     [FORM OF REVERSE SIDE OF INITIAL NOTE]

                                [Reverse of Note]



                            5% Senior Notes due 2015

1.   Interest

     THERMO ELECTRON CORPORATION, a Delaware corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note at the rate of 5% per annum; provided, however, that, upon the occurrence or failure to occur of certain events specified in the Registration Rights Agreement, the Company shall, subject to the terms and conditions set forth in the Registration Rights Agreement, pay additional interest on the principal amount of this Note at a rate of 0.25% per annum for the first 90-day period (or portion thereof) after such event occurs or fails to occur, which rate shall be increased by 0.25% per annum at the beginning of the subsequent 90-day period and continue thereafter so long as such event continues or fails to occur, as the case may be; provided that the maximum aggregate increase in the rate of interest in respect of this Note shall in no event exceed 0.50% per annum. Such additional interest shall be payable in addition to any other interest payable from time to time with respect to this Note.

     The Company shall pay interest semiannually on June 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing on [December 1, 2005] [first interest payment date relating to any Additional Notes]. Interest on the Notes shall accrue from [May 27, 2005] [date of issuance of any Additional Notes], or from the most recent date to which interest has been paid on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.   Method of Payment

     By no later than 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 15 or November 15 next preceding the interest payment date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.

3.   Paying Agent and Registrar

     JPMorgan Chase Bank, N.A., a national banking association (the "Trustee"), shall initially act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

4.   Indenture

     The Company issued the Notes under an Indenture dated as of May 27, 2005 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

     The Notes are senior unsecured obligations of the Company. The Note is one of the Initial Notes referred to in the Indenture. The Notes include the Initial Notes issued on the Issue Date, any Additional Notes issued in accordance with
Section 2.15 of the Indenture and the Exchange Notes issued in exchange for the Initial Notes or Additional Notes pursuant to the Indenture. The Initial Notes, any Additional Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create liens, enter into sale and lease-back transactions and enter into mergers and consolidations.

5.   Optional Redemption

     The Notes shall be redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 15 basis points (the "Make-Whole Amount"), plus accrued interest thereon to the redemption date.

     "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes to be redeemed.

     "Comparable Treasury Price" means, with respect to any redemption date for the Notes, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the

Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Reference Treasury Dealer" means each of Barclays Capital Inc. and J.P. Morgan Securities Inc. or their respective affiliates which are primary United States government securities dealers, and their respective successors, and two other firms which are primary U.S. government securities dealers that the Company selects; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York, the Company shall substitute therefor another such primary U.S. government securities dealer.

     "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such redemption date.

     "Treasury Rate" means, with respect to any redemption date for the Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day-count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     Except as set forth above, the Notes shall not be redeemable by the Company prior to maturity.

     The Notes shall not be entitled to the benefit of any sinking fund.

6.   Notice of Redemption

     Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Notes to be redeemed at his registered address. Notes in denominations of principal amount larger than $5,000 may be redeemed in part but only in integral multiples of $1,000 in excess thereof. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

7.   Registration Rights

     The Company is party to a Registration Rights Agreement, dated as of May 27, 2005, between the Company and Barclays Capital Inc., J.P. Morgan Securities Inc. and the other Initial Purchasers named therein, pursuant to which it is obligated to pay Additional Interest (as defined therein) upon the occurrence of certain events specified in the Registration Rights Agreement.

8.   Denominations; Transfer; Exchange

     The Notes are in fully registered form without coupons in denominations of principal amount of $5,000 and integral multiples of $1,000 in excess thereof. A Holder may register, transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of redemption of Notes to be redeemed and ending on the date of such mailing.

9.   Persons Deemed Owners

     The registered holder of this Note may be treated as the owner of it for all purposes.

10.  Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years after the date of payment of principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11.  Defeasance

     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.

12.  Amendment, Waiver

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Notes. However, the Indenture requires the consent of each Noteholder that would be affected for certain specified amendments or modifications of the Indenture and the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with Article V of the Indenture, or to add any additional Events of Default, or to add additional covenants of or surrender rights and powers conferred on the Company, or to add additional guarantees for the benefit of the Noteholders, or to secure the Notes pursuant to the terms of the Indenture, or to add or appoint a successor or separate trustee or other agent, or to provide for the issuance of the

Exchange Notes, or to provide for the issuance of any Additional Notes, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to comply with the rules of any securities depository, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to change any other provision if the change does not adversely affect the interests of any Noteholder in any material respect.

13.  Defaults and Remedies

     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Notes; (ii) default in payment of principal on the Notes at maturity, upon optional redemption, upon declaration or otherwise;
(iii) failure by the Company to comply with any covenant or agreement in the Indenture or the Notes, subject to notice and lapse of time; (iv) default in respect of other Debt of the Company or any Significant Subsidiary with an aggregate principal amount then outstanding in excess of $50,000,000, which results in the acceleration of such Debt, subject to certain conditions; and (v) certain events of bankruptcy or insolvency involving the Company or any Significant Subsidiary.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency involving the Company are Events of Default which shall result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.

14.  Trustee Dealings with the Company

     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

15.  No Recourse Against Others

     A director, officer, employee or stockholder of the Company, shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

16.  Authentication

     This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

17.  Abbreviations

     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).

18.  CUSIP and ISIN Numbers

     The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.  Governing Law

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

                    I or we assign and transfer this Note to

                     (Print or type assignee's name, address and zip code)

                        (Insert assignee's Social Security or Tax I.D. No.)

 and irrevocably appoint                as agent to transfer this Note on the
books of the Company.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------
Date:  ____________________         Your Signature: ___________________

Signature Guarantee:  ______________________________
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer or exchange of any of the certificated Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW:

  (1) [ ] to the Company; or

  (2) [ ] for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

 (3) [ ] pursuant to the offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act; or

 (4) [ ] to an institutional "Accredited Investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is an Institutional Accredited Investor acquiring the security for its own account or for the account of such an Institutional Accredited Investor, in each case in a minimum principal amount of the securities of $250,000 of securities for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act; or

 (5) [ ] pursuant to Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

 (6) [ ] pursuant to a registration statement that has been declared effective under the Securities Act.



Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                           -------------------------------------
                                                      Signature

Signature Guarantee:


-------------------------------            -------------------------------------
                                                     Signature

(Signature must be guaranteed by a
participant in a recognized Signature
Guarantee Medallion Program or other
signature guarantor program reasonably
acceptable to the Trustee)


------------------------------------------------------------------

            TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this certificated Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:___________________                 _____________________________________
                                          NOTICE:To be executed by an executive
                                                 officer



Signature Guarantee:

________________________                  _____________________________________
                                                Signature

(Signature must be guaranteed by a
participant in a recognized Signature
Guarantee Medallion Program or other
signature guarantor program reasonably
acceptable to the Trustee)
------------------------------------------------------------------

                      [TO BE ATTACHED TO GLOBAL SECURITIES]



                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

    The following increases or decreases in this Global Note have been made:

                                                                   Principal Amount of      Signature of
Date of          Amount of decrease in    Amount of increase in    this Global Note         authorized signatory
Exchange         Principal Amount of      Principal Amount of      following such           of Trustee or
                 this Global Note         this Global Note         decrease or increase     Securities Custodian
--------          -------------------     --------------------     --------------------     --------------------

                                                                       EXHIBIT B

                         [FORM OF FACE OF EXCHANGE NOTE]

                           THERMO ELECTRON CORPORATION

                            5% SENIOR NOTES DUE 2015

No. __                      Principal Amount $______________
                                         (subject to adjustment as reflected in
                                         the Schedule of Increases and
                                         Decreases in Global Note attached
                                         hereto)

                                                            CUSIP NO. _________

                                                            ISIN NO. __________

                  THERMO ELECTRON CORPORATION, a Delaware corporation, for value received, promises to pay to _______________, or registered assigns, the principal sum of _____________ Dollars (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Note attached hereto) on June 1, 2015.

                  Interest Payment Dates: June 1 and December 1 of each year, commencing on [December 1, 2005] [first interest payment date relating to any Additional Notes].

                  Record Dates:  May 15 and November 15 of each year.

                  Additional provisions of this Note are set forth on the other side of this Note.

     IN WITNESS WHEREOF, THERMO ELECTRON CORPORATION has caused this Note to be duly executed.

Dated:________ ___, 200__



                                        THERMO ELECTRON CORPORATION


                                        By______________________________________
                                                Name:

                                                Title:



TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Notes referred
to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, N.A.,
  as Trustee

By_____________________________
   Authorized Officer

                     [FORM OF REVERSE SIDE OF EXCHANGE NOTE]

                                [Reverse of Note]

                            5% Senior Notes due 2015



1.   Interest

     THERMO ELECTRON CORPORATION, a Delaware corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note at the rate of 5% per annum.

     The Company shall pay interest semiannually on June 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing on [December 1, 2005][first interest payment date relating to any Additional Notes][first interest payment date following completion of the Exchange Offer referred to in the Registration Rights Agreement]. Interest on the Notes shall accrue from [May 27, 2005] [date of issuance of any Additional Notes][date of interest payment date immediately preceding completion of Exchange Offer referred to in the Registration Rights Agreement], or from the most recent date to which interest has been paid on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.   Method of Payment

     By no later than 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal and/or interest. The Company shall pay interest (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 15 or November 15 next preceding the Interest Payment Date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) shall be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the payee.

3.   Paying Agent and Registrar

     JPMorgan Chase Bank, N.A., a national banking association (the "Trustee"), shall initially act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Noteholder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

4. Indenture

     The Company issued the Notes under an Indenture dated as of May 27, 2005 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Noteholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

     The Notes are senior unsecured obligations of the Company. The Note is one of the Exchange Notes referred to in the Indenture. The Notes include the Initial Notes issued on the Issue Date, any Additional Notes issued in accordance with Section 2.15 of the Indenture and any Exchange Notes issued in exchange for the Initial Notes pursuant to the Indenture and the Registration Rights Agreement. The Initial Notes, any Additional Notes and the Exchange Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its subsidiaries to create liens, enter into sale and lease-back transactions and enter into mergers and consolidations.

5.   Optional Redemption

     The Notes shall be redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of such Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Treasury Rate plus 15 basis points (the "Make-Whole Amount"), plus accrued interest thereon to the redemption date.

     "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of the Notes to be redeemed.

     "Comparable Treasury Price" means, with respect to any redemption date for the Notes, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

     "Reference Treasury Dealer" means each of Barclays Capital Inc. and J.P. Morgan Securities Inc. or their respective affiliates which are primary United States government securities dealers, and their respective successors, and two other firms which are primary U.S. government securities dealers that the Company selects; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in The City of New York, the Company shall substitute therefor another such primary U.S. government securities dealer.

     "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding such redemption date.

     "Treasury Rate" means, with respect to any redemption date for the Notes, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day-count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     Except as set forth above, the Notes shall not be redeemable by the Company prior to maturity

     The Notes shall not be entitled to the benefit of any sinking fund.

6.   Notice of Redemption

     Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Notes to be redeemed at his registered address. Notes in denominations of principal amount larger than $5,000 may be redeemed in part but only in integral multiples of $1,000 in excess thereof. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Notes (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Notes (or such portions thereof) called for redemption.

7.   Denominations; Transfer; Exchange

     The Notes are in fully registered form without coupons in denominations of principal amount of $5,000 and integral multiples of $1,000 in excess thereof. A Holder may register transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period beginning 15 days before the mailing of a notice of redemption of Notes to be redeemed and ending on the date of such mailing.

8.   Persons Deemed Owners

     The registered holder of this Note may be treated as the owner of it for all purposes.

9.   Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years after the date of payment of principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

10.  Defeasance

     Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Notes to redemption or maturity, as the case may be.

11.  Amendment, Waiver

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Notes and (ii) any default or noncompliance with any provision of the Indenture or the Notes may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Notes. However, the Indenture requires the consent of each Noteholder that would be affected for certain specified amendments or modifications of the Indenture and the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Noteholder, the Company and the Trustee may amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to comply with Article V of the Indenture, or to add any additional Events of Default, or to add additional covenants of or surrender rights and powers conferred on the Company, or to add additional guarantees for the benefit of the Noteholders, or to secure the Notes pursuant to the terms of the Indenture, or to add or appoint a successor or separate trustee or other agent, or to provide for the issuance of the Exchange Notes, or to provide for the issuance of any Additional Notes, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to comply with the rules of any securities depository, or to provide for uncertificated Notes in addition to or in place of certificated Notes, or to change any other provision if the change does not adversely affect the interests of any Noteholder in any material respect.

12.  Defaults and Remedies

     Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Notes; (ii) default in payment of principal on the Notes at maturity, upon optional redemption, upon declaration or otherwise;
(iii) failure by the Company to comply with any covenant or agreement in the Indenture or the Notes, subject to notice and lapse of time; (iv) default in respect of other Debt of the Company or any Significant Subsidiary with an aggregate principal amount then outstanding in excess of $50,000,000, which results in the acceleration of such Debt, subject to certain conditions; and (v) certain events of bankruptcy or insolvency involving the Company or any Significant Subsidiary.

     If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency involving the Company are Events of Default which shall result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

     Noteholders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Noteholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.

13.  Trustee Dealings with the Company

     Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.  No Recourse Against Others

     A director, officer, employee or stockholder of the Company, shall not have any liability for any obligations of the Company or under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

15.  Authentication

     This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.

16.  Abbreviations

     Customary abbreviations may be used in the name of a Noteholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).

17. CUSIP and ISIN Numbers

     The Company has caused CUSIP and ISIN numbers and/or other similar numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers and/or other similar numbers in notices of redemption as a convenience to Noteholders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.  Governing Law

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:

                  I or we assign and transfer this Note to

                   (Print or type assignee's name, address and zip code)

                  (Insert assignee's Social Security or Tax I.D. No.)

  and irrevocably appoint               as agent to transfer this Note on the
  books of the Company.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:  ____________________         Your Signature: ______________________

Signature Guarantee:  ______________________________
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)




--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Note.

                                                            EXHIBIT C - Form of
                                                       Regulation S Certificate



                            REGULATION S CERTIFICATE

                       (For transfers pursuant to Sections
                   2.6(a), 2.6(c) and 2.6(e) of the Indenture)

To:    JPMorgan Chase Bank, N.A.,
       as Trustee


                  Re: THERMO ELECTRON CORPORATION - 5% Senior Notes due 2015 (the "Notes")

     Reference is made to the Indenture, dated as of May 27, 2005 (the "Indenture"), between THERMO ELECTRON CORPORATION (the "Company") and JPMorgan Chase Bank, N.A., as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S.$________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP No(s). ___________________________

                  CERTIFICATE No(s). ___________________

The person in whose name this certificate is executed below (the "undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through DTC or an Agent Member in the name of the undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who shall take delivery in the form of a Regulation S Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 903 or 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

          1. Rule 903 or 904 Transfers. If the transfer is being effected in accordance with Rule 903 or 904:

                                       C1

     (a) the Owner is not a distributor of the Notes, an affiliate of the Company or of any such distributor or a person acting on behalf of any of the foregoing;

     (b) the offer of the Specified Notes was not made to a person in the United States;

     (c) either:

          (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

          (ii) the transaction is being executed in, on or through the facilities of a designated offshore securities market (as defined in Regulation S) and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

     (d) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

     (e) if the Owner is a dealer in Notes or has received a selling concession, fee or other remuneration in respect of the Specified Notes, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

     (f) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

     (a) the transfer is occurring after May 27, 2006 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

     (b) the transfer is occurring after May 27, 2007 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                            ---------------------------------------------------
                            (Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)



                           By:--------------------------------------------------
                              Name:
                              Title:



                          (If the undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

                                                          EXHIBIT D - Form of
                                                          Rule 144A Certificate

                              RULE 144A CERTIFICATE

                       (For transfers pursuant to Sections
               2.6(b), 2.6(c), 2.6(d) and 2.6(e) of the Indenture)

To:  JPMorgan Chase Bank, N.A.,
         as Trustee

                           Re:      THERMO ELECTRON CORPORATION - 5%
                                Senior Notes due 2015 (the "Notes")


     Reference is made to the Indenture, dated as of May 27, 2005, (the "Indenture"), between THERMO ELECTRON CORPORATION (the "Company") and JPMorgan Chase Bank, N.A., as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S.$________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP No(s). __________________________

                  CERTIFICATE No(s). ____________________

     The person in whose name this certificate is executed below (the "undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through DTC or an Agent Member in the name of the undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who shall take delivery in the form of a Rule 144A Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

     1. Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

     (a) the Specified Notes are being transfer9red to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

     (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner is relying on Rule 144A in connection with the transfer; and

     2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

     (a) the transfer is occurring after May 27, 2006 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

     (b) the transfer is occurring after May 27, 2007 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                            ----------------------------------------------------
                            (Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)



                            By:-------------------------------------------------
                            Name:
                            Title:



                            (If the undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

                                                             EXHIBIT E - Form of
                                                          Incumbency Certificate



                             INCUMBENCY CERTIFICATE

     The undersigned,  ____________, being the ____________ of ____________ (the
"Company") does hereby certify that the individuals listed below are qualified and acting officers of the Company as set forth in the adjacent right column opposite their respective names and the signatures appearing in the far right column opposite the name of each such officer is a true specimen of the genuine signature of such officer and such individuals have the authority to execute documents to be delivered to, or upon the request of, JPMorgan Chase Bank, N.A., as Trustee under the Indenture dated as of _________ __, 20__, between the Company and JPMorgan Chase Bank, N.A., as Trustee.


Name                            Title                               Signature
============                  ============                        ============
------------                  ------------                        ------------
------------                  ------------                        ------------
------------                  ------------                        ------------


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the ____ day of ________, 20__.



                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                    Exhibit 99.2

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT dated as of May 27, 2005 (the "Agreement") is entered into by and among Thermo Electron Corporation, a Delaware corporation (the "Company"), and Barclays Capital Inc., J.P. Morgan Securities Inc. ("JPMorgan") and the other Initial Purchasers (together with Barclays Capital Inc. and JPMorgan, the "Initial Purchasers") named on Schedule 1 to the Purchase Agreement (defined below).

     The Company and the Initial Purchasers are parties to the Purchase Agreement dated May 24, 2005 (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $250,000,000 aggregate principal amount of the Company's 5% Senior Notes due 2015 (the "Notes"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Additional Interest" shall have the meaning set forth in Section 2(d) hereof.

     "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

     "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Dates" shall have the meaning set forth in Section 2(a)(ii) hereof.

     "Exchange Offer" shall mean the exchange offer by the Company of Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

     "Exchange  Offer   Registration"   shall  mean  a  registration  under  the
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Exchange Notes" shall mean 5% Senior Notes due 2015 issued by the Company under the Indenture containing terms identical to the Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

     "Holders" shall mean the Initial Purchasers, for so long as they own any Registrable Notes, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Notes under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holders" shall include Participating Broker-Dealers.

     "Indenture" shall mean the Indenture relating to the Notes dated as of May 27, 2005 among the Company and JPMorgan Chase Bank, N.A., as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

     "Initial Purchasers" shall have the meaning set forth in the preamble.

     "Inspector" shall have the meaning set forth in Section 3(a)(xiii) hereof.

     "JPMorgan" shall have the meaning set forth in the preamble.

     "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Notes; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, any Registrable Notes owned directly or indirectly by the Company or any of its affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Company shall issue any additional Notes under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Notes and the Registrable Notes to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Notes has been obtained.

     "Notes" shall have the meaning set forth in the preamble.

     "Participating Broker-Dealers" shall have the meaning set forth in Section 4(a) hereof.

     "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

     "Purchase Agreement" shall have the meaning set forth in the preamble.

     "Registrable Notes" shall mean the Notes; provided that the Notes shall cease to be Registrable Notes (i) when a Registration Statement with respect to such Notes has been declared effective under the Securities Act and such Notes have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Notes are eligible to be sold pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Notes cease to be outstanding.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel to the Initial Purchasers) in connection with blue sky qualification of any Exchange Notes or Registrable Notes), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee (including reasonable fees and disbursements of its counsel), (vii) the fees and disbursements of counsel to the Company and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel to the Initial Purchasers) and (viii) the fees and disbursements of the independent registered public accounting firms of the Company, including the expenses of any special audits or "comfort" letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

     "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shelf Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company that covers all or a portion of the Registrable Notes (but no other securities unless approved by the Holders of a majority in a principal amount of Registrable Notes which are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

     "Staff" shall mean the staff of the SEC.

     "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

     "Trustee" shall mean the trustee with respect to the Notes under the Indenture.

     "Underwriter" shall have the meaning set forth in Section 3(e) hereof.

     "Underwritten Offering" shall mean an offering in which Registrable Notes are sold to an Underwriter for reoffering to the public.

     2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Company shall use its reasonable best efforts to (i) cause to be filed, not later than 90 days following the Closing Date, an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Notes for Exchange Notes, (ii) cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 180 days of the Closing Date,
(iii) have such Registration Statement remain effective until the closing of the Exchange Offer and (iv) cause the Exchange Offer to be consummated not later than 210 days following the Closing Date. The Company shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use its reasonable best efforts to complete the Exchange Offer not later than 60 days after such effective date.

     The Company shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

          (i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Notes validly tendered and not properly withdrawn will be accepted for exchange;

          (ii) the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the "Exchange Dates");

          (iii)that any Registrable Note not tendered or tendered and properly withdrawn will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;

          (iv) that any Holder electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the last Exchange Date; and

          (v) that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing its election to have such Notes exchanged.

     As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) it is not an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Company and (iv) if such Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Registrable Notes that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus in connection with any resale of such Exchange Notes.

     As soon as practicable after the last Exchange Date, the Company shall:

          (i) accept for exchange Registrable Notes or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Notes equal in principal amount to the principal amount of the Registrable Notes surrendered by such Holder.

     The Company shall use its reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that:

          (i) the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff;

          (ii) that no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer which, in the Company's judgment, would reasonably be expected to impair its ability to proceed with the Exchange Offer; and

          (iii)any such other conditions as shall be agreed upon by the Company and the Initial Purchasers.

     (b) In the event that (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because (A) it would violate any applicable law or applicable interpretations of the Staff, (B) an action or proceeding has been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer which, in the Company's judgment, would reasonably be expected to impair its ability to proceed with the Exchange Offer or (C) of any such other conditions as have been agreed upon by the Company and the Initial Purchasers, (ii) the Exchange Offer is not for any other reason completed by December 23, 2005 or (iii) any Initial Purchaser shall so reasonably request in connection with any offer or sale of Registrable Notes held by the Initial Purchaser and not eligible to be exchanged in the Exchange Offer, the Company shall use its reasonable best efforts to cause to be filed as soon as reasonably practicable after such determination, date or request, as the case may be, a Shelf Registration Statement providing for the sale of all the Registrable Notes by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.

     In the event that the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (ii) of the preceding paragraph but the Exchange Offer is completed on a date later than December 23, 2005, upon consummation of the Exchange Offer the Company will no longer be required to file, have declared effective or continue the effectiveness of the Shelf Registration Statement pursuant to such clause (ii) (without prejudice to its obligations under clause (i) or (iii) of the preceding paragraph).

     In the event that the Company is required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the second preceding paragraph, the Company shall use its reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by the Initial Purchasers after completion of the Exchange Offer.

     The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) (or any similar rule then in force, but not Rule
144A) under the Securities Act with respect to the Registrable Notes or such shorter period that will terminate when all the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the "Shelf Effectiveness Period"). Subject to the Company's right to temporarily suspend the Shelf Registration Statement pursuant to Section 3(c) hereof, the Company further agrees to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Notes with respect to information relating to such Holder, and to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

     (c) The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

     (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

     In the event that either the Exchange Offer is not completed by December 23, 2005 or the Shelf Registration Statement, if required hereby, is not declared effective on or prior to January 23, 2006, the interest rate on the Registrable Notes shall be increased by 0.25% per annum for the first 90-day period (or portion thereof) after the above-specified relevant date, which rate shall be increased by 0.25% per annum at the beginning of the subsequent 90-day period and continue thereafter (provided that the maximum aggregate increase in the interest rate shall in no event exceed 0.50% per annum) until such date that the Exchange Offer is completed or the Shelf Registration Statement, if required hereby, is declared effective by the SEC or the Notes become freely tradable under the Securities Act, on which date such additional interest shall cease to accrue and the interest rate on the Registrable Notes will revert to the original interest rate. Any amounts payable under this paragraph shall be deemed "Additional Interest" for purposes of this Agreement.

     If the Shelf Registration Statement, if required hereby, has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, the interest rate on the Registrable Notes shall be increased by 0.25% per annum for the first 90-day period (or portion thereof) beginning on the 31st day in such 12-month period, which rate shall be increased by 0.25% per annum at the beginning of the subsequent 90-day period and continue thereafter (provided that the maximum aggregate increase in the interest rate shall in no event exceed 0.50% per annum) until such date that the Shelf Registration Statement has again been declared effective or the Prospectus again becomes usable, on which date such additional interest shall cease to accrue and the interest rate on the Registrable Notes will revert to the original interest rate. Any amounts payable under this paragraph shall also be deemed "Additional Interest" for purposes of this Agreement.

     (e) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof.

     3. Registration Procedures. (a) In connection with its obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as reasonably possible:

     (i) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

     (ii) use its reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and use its reasonable best efforts to cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and use its reasonable best efforts to keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

     (iii) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Initial Purchasers, to the one counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge, as many copies as reasonably requested of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto as each such Holder or Underwriter, as applicable, might reasonably request, in order to facilitate the sale or other disposition of the Registrable Notes thereunder; and, subject to the Company's right to temporarily suspend the Shelf Registration Statement pursuant to Section 3(c) hereof, the

Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law and this Agreement by each of the Holders of Registrable Notes and any such Underwriters in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

     (iv) use its reasonable best efforts to register or qualify the Registrable Notes under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Notes owned by such Holder; provided that the Company shall not be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify,
(2) file any general  consent to service of process in any such  jurisdiction or
(3) subject itself to taxation in any such jurisdiction if it is not so subject;

     (v) notify counsel for the Initial Purchasers and, in the case of a Shelf Registration, notify each Holder of Registrable Notes and the one counsel for the Holders promptly and, if requested by any such Holder or counsel in writing, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if, between the effective date of a Shelf Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Notes cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading, (6) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate and (7) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Notes or the Exchange Notes, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (vi) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest reasonable possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

     (vii) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

     (viii) in the case of a Shelf Registration, cooperate with the Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and enable such Registrable Notes to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Notes;

     (ix) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use its reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company shall notify the Holders of Registrable Notes to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

     (x) a reasonable time prior to the filing of any Registration Statement, any Prospectus, or any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Initial
Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the Holders of Registrable Notes and the one counsel for the Holders) and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Majority Holders of Registrable Notes or the one counsel for the Holders) available for discussion of such document; and the Company shall not, at any time after initial filing of a Registration Statement, file any Prospectus, or any amendment of or supplement to a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Notes and the one counsel for the Holders) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Notes or the one counsel for the Holders) shall reasonably and promptly object. Notwithstanding the foregoing, the Company shall not be required to provide the Initial Purchasers or their counsel (and in the case of a Shelf Registration Statement, the Holders of Registrable Notes or the one counsel for the Holders), prior to filing, with copies of any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement or to refrain from filing any such document that is to be so incorporated by reference to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Notes or the one counsel for the Holders) shall reasonably and timely object;
provided that the Company shall, to the extent reasonably practicable in the light of circumstances, advise the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Holders of Registrable Notes or the one counsel for the Holders) as to the form and substance of any such document that is to be so incorporated by reference prior to its filing; and provided, further, that the foregoing provision shall not apply to Current Reports filed on Form 8-K that, in the reasonable judgment of the Company, would not be material to an investor in the Exchange Notes;

     (xi) obtain a CUSIP number for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement;

     (xii) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

     (xiii) in the case of a Shelf Registration, make available for inspection by a representative designated by the Majority Holders (an "Inspector"), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, the one counsel for the Holders of Registrable Notes and one accounting firm designated by the Majority Holders and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company reasonably requested, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter);

     (xiv) in the case of a Shelf Registration, use its reasonable best efforts to cause all Registrable Notes to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested in writing by the Majority Holders, to the extent such Registrable Notes satisfy applicable listing requirements;

     (xv) if reasonably requested in writing by any Holder of Registrable Notes covered by a Shelf Registration Statement, as promptly as reasonably practicable include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and promptly make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing; and

     (xvi) in the case of a Shelf Registration, enter into such customary agreements and take all such other reasonable actions in connection therewith (including those requested in writing by the Holders of a majority in principal amount of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Notes with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same at reasonable and customary times if reasonably requested, (2) in the case of an Underwritten Offering, obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters, counsel to the Underwriters and the one counsel for the Holders) addressed to each selling Holder and Underwriter of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (3) in the case of an Underwritten Offering, obtain "comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of

Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Notes being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

     (b) In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Notes to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Notes as the Company may from time to time reasonably request in writing.

     (c) In the case of a Shelf Registration Statement, each Holder of Registrable Notes agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes that is current at the time of receipt of such notice.

     (d) If the Company shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Notes pursuant to a Shelf Registration Statement, the Company shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Notes shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions; provided, however, that such period shall not be extended beyond the two-year period beginning on the Closing Date contemplated in Rule 144(k) under the Securities Act. The Company may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 30 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

     (e) The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an "Underwriter") that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Notes included in such offering and be subject to the consent of the Company, (which consent shall not be unreasonably withheld) and such Holders shall be responsible for paying all underwriting commissions and discounts in connection therewith.

     4. Participation of Broker-Dealers in Exchange Offer. (a) The Staff has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

     The Company understands that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

     (b) In light of the above, and notwithstanding the other provisions of this Agreement, the Company agrees to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 120 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), if requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Company further agrees that Participating Broker-Dealers shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 4.

     (c) The Initial Purchasers shall have no liability to the Company or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

     5. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Company in writing through Barclays Capital Inc., JPMorgan or any selling Holder expressly for use therein; provided, that with respect to any untrue statement or omission or alleged untrue statement or omission that was contained or made in any related preliminary Prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser, Holder or any of their respective affiliates, directors or officers or any such controlling person to the extent that any such loss, claim, damage or liability results from the fact that both (i) a copy of the final Prospectus was not sent or given by such Initial Purchaser or Holder to such Person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of such Registrable Notes or Exchange Notes to such Person and (ii) the untrue statement in or omission from a related preliminary Prospectus was corrected in the final Prospectus, as it may have been amended or supplemented, unless, in either case, such failure to deliver the final Prospectus was a result of non-compliance by the Company with the provisions of Section 3 hereof. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

     (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers and the other selling Holders, the directors of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 5(a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing through Barclays Capital Inc., JPMorgan or any selling Holder expressly for use in any Registration Statement or any Prospectus.

     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either

Section 5(a) or 5(b) above, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been prejudiced by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such proceeding, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel, in the reasonable judgment of the Indemnified Person, would be inappropriate due to actual or potential differing interests between them or differing legal defenses available to them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by Barclays Capital Inc. and JPMorgan,
(y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified
Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (d) If the indemnification provided for in Sections 5(a) and 5(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering of the Notes and the Exchange Notes, on the one hand, and by the Holders from receiving Notes or Exchange Notes registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5(d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 5(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such

Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Notes or Exchange Notes sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

     (g) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company or the officers or directors of or any Person controlling the Company, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

6. General.

     (a) No Inconsistent Agreements. The Company represents, warrants and agrees that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued by the Company under any other agreement and
(ii) the Company has not entered into, on or after the date of this Agreement will not enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this
Section 6(b) shall be by a writing executed by each of the parties hereto.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any overnight courier; (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this
Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an overnight courier. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Notes such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

     (e) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     (i) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Company and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        THERMO ELECTRON CORPORATION


                                        By:  /s/ Kenneth J. Apicerno
                                             -----------------------------------
                                        Name:   Kenneth J. Apicerno
                                        Title:  Treasurer

Confirmed and accepted as of the date first above written:

BARCLAYS CAPITAL INC.


By      /s/ Pamela Kendall
        -------------------------------
        Authorized Signatory


J.P. MORGAN SECURITIES INC.


By      /s/ Robert Bottamedi
        -------------------------------
        Authorized Signatory


For themselves and on behalf of the
 several Initial Purchasers